THE
PENN
DISTRICT

VORNADO
REALTY TRUST

**SUPPLEMENTAL OPERATING
AND FINANCIAL DATA**

**For the Quarter and Year Ended
December 31, 2024**

Certain statements contained herein constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of future performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as "approximates," "believes," "expects," "anticipates," "estimates," "intends," "plans," "would," "may" or other similar expressions in this supplemental package. We also note the following forward-looking statements: in the case of our development and redevelopment projects, the estimated completion date, estimated project cost, projected incremental cash yield, stabilization date and cost to complete; estimates of future capital expenditures, dividends to common and preferred shareholders and operating partnership distributions. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict. Currently, some of the factors are the interest rate fluctuations and effects of inflation on our business, financial condition, results of operations, cash flows, operating performance and the effect that these factors have had and may continue to have on our tenants, the global, national, regional and local economies and financial markets and the real estate market in general. For further discussion of factors that could materially affect the outcome of our forward-looking statements, see "Item 1A. Risk Factors" in Part I of our Annual Report on Form 10-K for the year ended December 31, 2024. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date of this supplemental package. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date of this supplemental package. This supplemental package includes certain non-GAAP financial measures, which are accompanied by what Vornado Realty Trust and subsidiaries (the "Company") considers the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States of America ("GAAP"). These include Funds From Operations ("FFO"), Funds Available for Distribution ("FAD"), Net Operating Income ("NOI") and Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("EBITDAre"). Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are provided within this supplemental package. Definitions of these non-GAAP financial measures and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company's financial condition and results of operations, and, if applicable, the purposes for which management uses the measures, can be found in the Definitions section of this supplemental package on page i in the Appendix.
This supplemental package should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and the Company’s Supplemental Fixed Income Data package for the quarter and year ended December 31, 2024, both of which can be accessed at the Company’s website www.vno.com.

BUSINESS DEVELOPMENTS
Dispositions
666 Fifth Avenue (Fifth Avenue and Times Square JV)
On January 8, 2025, the Fifth Avenue and Times Square JV completed the sale to UNIQLO of the portion of its U.S. flagship store at 666 Fifth Avenue for $350,000,000 and realized net proceeds of $342,000,000. The financial statement gain, which will be recognized in the first quarter of 2025, will be approximately $76,000,000. The net proceeds from the sale were used to partially redeem Vornado’s preferred equity on the asset.
220 Central Park South
During the year ended December 31, 2024, we closed on the sale of two condominium units at 220 Central Park South (“220 CPS”) for net proceeds of $31,605,000, resulting in a financial statement net gain of $15,175,000 which is included in "net gains on disposition of wholly owned and partially owned assets" on our consolidated statements of income. In connection with these sales, $2,106,000 of income tax expense was recognized on our consolidated statements of income.
On January 17, 2025, we closed on the sale of a condominium unit at 220 CPS for net proceeds of $11,695,000; three units remain unsold.
50-70 West 93rd Street
On May 13, 2024, we sold our 49.9% interest in 50-70 West 93rd Street to our joint venture partner. We received net proceeds of $2,000,000 after deducting our share of the existing $83,500,000 mortgage loan, which was scheduled to mature in December 2024, resulting in a net gain of $873,000. The net gain is included in "net gains on disposition of wholly owned and partially owned assets" on our consolidated statements of income.
Acquisitions
Investment in Loan
On August 6, 2024, we purchased a $50,000,000 B-Note secured by a Midtown Manhattan property at par. The B-Note, together with the $35,000,000 A-Note, is in default. The B-Note accrues interest at 5.25% plus 4.00% default interest. The $50,000,000 B-Note investment was recorded to “other assets” on our consolidated balance sheets.
Financing Activity
Senior Unsecured Notes due 2025
We repaid our $450,000,000 3.50% senior unsecured notes on their January 15, 2025 maturity date.
Alexander's, Inc. (“Alexander’s”)
On September 30, 2024, Alexander’s, in which we own a 32.4% common equity interest, completed a $400,000,000 refinancing of the office condominium portion of 731 Lexington Avenue, the Bloomberg LP headquarters building. The interest-only loan carries a fixed rate of 5.04% and matures in October 2028. The loan is prepayable, at Alexander’s option, with no penalty, beginning in October 2026. The loan replaces the previous $490,000,000 loan on the office condominium, that bore interest at the Prime Rate and was scheduled to mature in October 2024.
85 Tenth Avenue
On September 24, 2024, a joint venture, in which we have a 49.9% interest, modified the terms of the $625,000,000 mortgage loan on 85 Tenth Avenue. Per the original loan agreement, the mortgage loan is comprised of a (i) $396,000,000 3.82% senior note, (ii) $129,000,000 5.20% mezzanine A note and (iii) $100,000,000 6.60% mezzanine B note. The modification provides for the interest payments due under the mezzanine notes to be deferred until the December 2026 loan maturity. The deferred amounts will not accrue additional interest. The cash available from the deferred interest payments will be used to fund leasing costs at the property. At loan maturity, if there is no event of default, repayment of 50% of the accrued mezzanine interest will be waived.
606 Broadway
On September 5, 2024, the $74,119,000 non-recourse mortgage loan on 606 Broadway, in which we hold a 50% interest, matured and was not repaid, at which time the lender declared an event of default. As of December 31, 2024, the property has a carrying value of $53,886,000, which is after an impairment charge recorded in the fourth quarter of 2023. We consolidate the joint venture. The loan currently bears interest at a floating rate of SOFR plus 1.91% (6.39% as of December 31, 2024) and provides for additional default interest of 3.00%.

BUSINESS DEVELOPMENTS
Financing Activity - continued
640 Fifth Avenue (Fifth Avenue and Times Square JV)
On June 10, 2024, the Fifth Avenue and Times Square JV completed a $400,000,000 refinancing of 640 Fifth Avenue. The non-recourse loan matures in July 2029, bears interest at a fixed rate of 7.47% and amortizes at $7,000,000 per annum. The loan replaces the previous $500,000,000 loan, which the joint venture paid down by $100,000,000. The previous loan was fully recourse to the Operating Partnership and bore interest at SOFR plus 1.11%.
Unsecured Revolving Credit Facility
On May 3, 2024, we extended one of our two unsecured revolving credit facilities to April 2029 (as fully extended). The new $915,000,000 facility replaced the $1.25 billion facility that was due to mature in April 2026. The new facility currently bears interest at a rate of SOFR plus 1.20% with a facility fee of 25 basis points. Our $1.25 billion revolving credit facility matures in December 2027 (as fully extended) and has an interest rate of SOFR plus 1.15% and a facility fee of 25 basis points.
435 Seventh Avenue
On April 9, 2024, we completed a $75,000,000 refinancing of 435 Seventh Avenue, of which $37,500,000 is recourse to the Operating Partnership. The interest-only loan bears a rate of SOFR plus 2.10% and matures in April 2028. The interest rate on the loan was swapped to a fixed rate of 6.96% through April 2026. The loan replaces the previous $95,696,000 fully recourse loan, which bore interest at SOFR plus 1.41%.
280 Park Avenue
On April 4, 2024, a joint venture, in which we have a 50% interest, amended and extended the $1,075,000,000 mortgage loan on 280 Park Avenue. The maturity date on the amended loan was extended to September 2026, with options to fully extend to September 2028, subject to certain conditions. The interest rate on the amended loan remains at SOFR plus 1.78%. On July 8, 2024, the joint venture swapped the interest rate to a fixed rate of 5.84% through September 2028. Additionally, on April 4, 2024, the joint venture amended and extended the $125,000,000 mezzanine loan and subsequently repaid the loan for $62,500,000. In connection with the repayment of the mezzanine loan, we recognized our $31,215,000 share of the debt extinguishment gain which is included in “income (loss) from partially owned entities” on our consolidated statements of income.
Interest Rate Swap and Cap Arrangements
We entered into the following interest rate swap and cap arrangements during the year ended December 31, 2024. See page 29 for further information on our interest rate swap and cap arrangements:

(Amounts in thousands)	Notional Amount (at share)	All-In Swapped Rate	Expiration Date	Variable Rate Spread
Interest rate swaps:
280 Park Avenue (50.0% interest)	$537,500	5.84%	09/28	S+178
PENN 11(1)	250,000	6.21%	10/25	S+206
435 Seventh Avenue	75,000	6.96%	04/26	S+210

		Index Strike Rate
Interest rate caps:
61 Ninth Avenue (45.1% interest)	$75,543	4.39%	01/26	S+146
Rego Park II (32.4% interest)	65,624	4.15%	12/25	S+145
____________________
(1)Together with the existing $250,000 swap arrangement on the $500,000 PENN 11 mortgage loan, the loan will bear interest at an all-in swapped rate of 6.28% through October 2025.
Alexander’s
On May 3, 2024, Alexander’s, in which we own a 32.4% common equity interest, and Bloomberg L.P. reached an agreement to extend the leases covering approximately 947,000 square feet at 731 Lexington Avenue that were scheduled to expire in February 2029 for a term of eleven years to February 2040.

FINANCIAL HIGHLIGHTS (unaudited)
(Amounts in thousands, except per share amounts)
	For the Three Months Ended			For the Year Ended December 31,
	December 31,		September 30, 2024
	2024	2023		2024	2023
Total revenues	$457,790	$441,886	$443,255	$1,787,686	$1,811,163

Net income (loss) attributable to common shareholders	$1,203	$(61,013)	$(19,154)	$8,275	$43,378
Per common share:
Basic	$0.01	$(0.32)	$(0.10)	$0.04	$0.23
Diluted	$0.01	$(0.32)	$(0.10)	$0.04	$0.23

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP)	$122,212	$123,751	$102,755	$447,071	$508,151
Per diluted share (non-GAAP)	$0.61	$0.63	$0.52	$2.26	$2.61

FFO attributable to common shareholders plus assumed conversions (non-GAAP)	$117,085	$121,105	$99,256	$470,021	$503,792
FFO - Operating Partnership ("OP") basis (non-GAAP)	$126,975	$131,871	$107,793	$510,584	$545,401
Per diluted share (non-GAAP)	$0.58	$0.62	$0.50	$2.37	$2.59

Dividends per common share	$0.74	$0.30	$—	$0.74	$0.675

FFO payout ratio (based on FFO attributable to common shareholders plus assumed conversions, as adjusted)(1)	N/A	N/A	N/A	32.7%	25.9%
FAD payout ratio(1)	N/A	N/A	N/A	42.3%	35.7%

Weighted average VNO common shares outstanding	190,679	190,364	190,556	190,539	191,008
Redeemable Class A units and LTIP Unit awards	16,996	16,976	17,108	17,103	15,878
Weighted average VRLP Class A units outstanding	207,675	207,340	207,664	207,642	206,886
Dilutive share based equity awards	9,405	2,857	6,824	6,087	851
Redeemable preferred units - common share equivalents	1,197	2,104	1,561	1,580	2,468
Weighted average VRLP Class A units outstanding - diluted	218,277	212,301	216,049	215,309	210,205
____________________
(1)Vornado paid its 2024 common dividend of $0.74 per share in the fourth quarter.

Please refer to the Appendix for reconciliations of GAAP to non-GAAP measures.

FFO, AS ADJUSTED BRIDGE - Q4 2024 VS. Q4 2023 (unaudited)

(Amounts in millions, except per share amounts)	FFO, as Adjusted
	Amount	Per Share
FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP) for the three months ended December 31, 2023	$123.8	$0.63

Increase/(Decrease) in FFO, as adjusted due to:
330 West 34th Street termination and recapture fees, net of straight-line rent write-offs relating to new WeWork lease	15.1
Lease expirations, net of rent commencements, and other tenant related items	(13.9)
Change in interest expense, net of interest income	(9.1)
2023 Development fee pool bonus expense	6.4
Variable businesses (primarily signage)	5.1
THE MART write-off of straight-line rent receivable	(4.6)
Other, net	(0.6)
	(1.6)
Noncontrolling interests' share of above items and impact of assumed conversions of convertible securities	—
Net decrease	(1.6)	(0.02)

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP) for the three months ended December 31, 2024	$122.2	$0.61

Please refer to the Appendix for reconciliations of GAAP to non-GAAP measures.

CONSOLIDATED BALANCE SHEETS (unaudited)
(Amounts in thousands)
	As of December 31,		Increase (Decrease)
	2024	2023
ASSETS
Real estate, at cost:
Land	$2,434,209	$2,436,221	$(2,012)
Buildings and improvements	10,439,113	9,952,954	486,159
Development costs and construction in progress	1,097,395	1,281,076	(183,681)
Leasehold improvements and equipment	120,915	130,953	(10,038)
Total	14,091,632	13,801,204	290,428
Less accumulated depreciation and amortization	(4,025,349)	(3,752,827)	(272,522)
Real estate, net	10,066,283	10,048,377	17,906
Right-of-use assets	678,804	680,044	(1,240)
Cash, cash equivalents, and restricted cash
Cash and cash equivalents	733,947	997,002	(263,055)
Restricted cash	215,672	264,582	(48,910)
Total	949,619	1,261,584	(311,965)
Tenant and other receivables	58,853	69,543	(10,690)
Investments in partially owned entities	2,691,478	2,610,558	80,920
Receivable arising from the straight-lining of rents	707,020	701,666	5,354
Deferred leasing costs, net	354,882	355,010	(128)
Identified intangible assets, net	118,215	127,082	(8,867)
Other assets	373,454	333,801	39,653
Total assets	$15,998,608	$16,187,665	$(189,057)
LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Liabilities:
Mortgages payable, net	$5,676,014	$5,688,020	$(12,006)
Senior unsecured notes, net	1,195,914	1,193,873	2,041
Unsecured term loan, net	795,948	794,559	1,389
Unsecured revolving credit facilities	575,000	575,000	—
Lease liabilities	749,759	732,859	16,900
Accounts payable and accrued expenses	374,013	411,044	(37,031)
Deferred revenue	28,424	32,199	(3,775)
Deferred compensation plan	114,580	105,245	9,335
Other liabilities	317,087	311,132	5,955
Total liabilities	9,826,739	9,843,931	(17,192)
Redeemable noncontrolling interests	834,658	638,448	196,210
Shareholders' equity	5,158,242	5,509,064	(350,822)
Noncontrolling interests in consolidated subsidiaries	178,969	196,222	(17,253)
Total liabilities, redeemable noncontrolling interests and equity	$15,998,608	$16,187,665	$(189,057)

CONSOLIDATED NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS (unaudited)
(Amounts in thousands)
	For the Three Months Ended
	December 31,			September 30, 2024
	2024	2023	Variance
Property rentals(1)	$345,005	$340,539	$4,466	$342,710
Tenant expense reimbursements(1)	45,229	45,730	(501)	51,150
Amortization of acquired below-market leases, net	193	1,185	(992)	932
Straight-lining of rents	8,036	4,038	3,998	(7,322)
Total rental revenues	398,463	391,492	6,971	387,470
Fee and other income:
Building Maintenance Services ("BMS") cleaning fees	37,208	36,035	1,173	37,772
Management and leasing fees	2,519	3,070	(551)	2,841
Other income	19,600	11,289	8,311	15,172
Total revenues	457,790	441,886	15,904	443,255
Operating expenses	(236,043)	(219,925)	(16,118)	(236,149)
Depreciation and amortization	(113,061)	(110,197)	(2,864)	(116,006)
General and administrative	(36,637)	(46,040)	9,403	(35,511)
Expense from deferred compensation plan liability	(1,549)	(4,621)	3,072	(5,171)
Transaction related costs, impairment losses and other	(1,341)	(49,190)	47,849	113
Total expenses	(388,631)	(429,973)	41,342	(392,724)
Income (loss) from partially owned entities	30,007	(33,518)	63,525	18,229
Interest and other investment income, net	11,348	5,833	5,515	12,391
Income from deferred compensation plan assets	1,549	4,621	(3,072)	5,171
Interest and debt expense	(100,483)	(87,695)	(12,788)	(100,907)
Net gains on disposition of wholly owned and partially owned assets	—	6,607	(6,607)	—
Income (loss) before income taxes	11,580	(92,239)	103,819	(14,585)
Income tax expense	(5,822)	(8,374)	2,552	(4,883)
Net income (loss)	5,758	(100,613)	106,371	(19,468)
Less net loss (income) attributable to noncontrolling interests in:
Consolidated subsidiaries	11,107	49,717	(38,610)	14,152
Operating Partnership	(136)	5,412	(5,548)	1,690
Net income (loss) attributable to Vornado	16,729	(45,484)	62,213	(3,626)
Preferred share dividends	(15,526)	(15,529)	3	(15,528)
Net income (loss) attributable to common shareholders	$1,203	$(61,013)	$62,216	$(19,154)

Capitalized expenditures:
Interest and debt expense	$12,417	$13,051	$(634)	$13,437
Development payroll	990	2,416	(1,426)	1,963
________________________________
(1)"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

CONSOLIDATED NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS (unaudited)
(Amounts in thousands)
	For the Year Ended December 31,
	2024	2023	Variance
Property rentals(1)	$1,368,985	$1,390,650	$(21,665)
Tenant expense reimbursements(1)	191,700	202,760	(11,060)
Amortization of acquired below-market leases, net	3,035	5,268	(2,233)
Straight-lining of rents	5,086	8,808	(3,722)
Total rental revenues	1,568,806	1,607,486	(38,680)
Fee and other income:
BMS cleaning fees	149,225	141,937	7,288
Management and leasing fees	14,680	13,040	1,640
Other income	54,975	48,700	6,275
Total revenues	1,787,686	1,811,163	(23,477)
Operating expenses	(927,796)	(905,158)	(22,638)
Depreciation and amortization	(447,500)	(434,273)	(13,227)
General and administrative	(148,520)	(162,883)	14,363
Expense from deferred compensation plan liability	(12,638)	(12,162)	(476)
Transaction related costs, impairment losses and other	(5,242)	(50,691)	45,449
Total expenses	(1,541,696)	(1,565,167)	23,471
Income from partially owned entities	112,464	38,689	73,775
Interest and other investment income, net	45,974	43,287	2,687
Income from deferred compensation plan assets	12,638	12,162	476
Interest and debt expense	(390,269)	(349,223)	(41,046)
Net gains on disposition of wholly owned and partially owned assets	16,048	71,199	(55,151)
Income before income taxes	42,845	62,110	(19,265)
Income tax expense	(22,729)	(29,222)	6,493
Net income	20,116	32,888	(12,772)
Less net loss (income) attributable to noncontrolling interests in:
Consolidated subsidiaries	51,131	75,967	(24,836)
Operating Partnership	(860)	(3,361)	2,501
Net income attributable to Vornado	70,387	105,494	(35,107)
Preferred share dividends	(62,112)	(62,116)	4
Net income attributable to common shareholders	$8,275	$43,378	$(35,103)

Capitalized expenditures:
Interest and debt expense	$51,212	$43,062	$8,150
Development payroll	7,281	11,084	(3,803)
________________________________
(1)"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS BY SEGMENT (unaudited)
(Amounts in thousands)

	For the Three Months Ended December 31, 2024
	Total	New York	Other
Property rentals(1)	$345,005	$279,139	$65,866
Tenant expense reimbursements(1)	45,229	34,342	10,887
Amortization of acquired below-market leases, net	193	137	56
Straight-lining of rents	8,036	15,001	(6,965)
Total rental revenues	398,463	328,619	69,844
Fee and other income:
BMS cleaning fees	37,208	39,567	(2,359)
Management and leasing fees	2,519	2,731	(212)
Other income	19,600	12,785	6,815
Total revenues	457,790	383,702	74,088
Operating expenses	(236,043)	(194,195)	(41,848)
Depreciation and amortization	(113,061)	(89,529)	(23,532)
General and administrative	(36,637)	(12,514)	(24,123)
Expense from deferred compensation plan liability	(1,549)	—	(1,549)
Transaction related costs and other	(1,341)	—	(1,341)
Total expenses	(388,631)	(296,238)	(92,393)
Income from partially owned entities	30,007	29,042	965
Interest and other investment income, net	11,348	4,377	6,971
Income from deferred compensation plan assets	1,549	—	1,549
Interest and debt expense	(100,483)	(50,074)	(50,409)
Income (loss) before income taxes	11,580	70,809	(59,229)
Income tax expense	(5,822)	(1,305)	(4,517)
Net income (loss)	5,758	69,504	(63,746)
Less net loss attributable to noncontrolling interests in consolidated subsidiaries	11,107	8,437	2,670
Net income (loss) attributable to Vornado Realty L.P.	16,865	$77,941	$(61,076)
Less net income attributable to noncontrolling interests in the Operating Partnership	(107)
Preferred unit distributions	(15,555)
Net income attributable to common shareholders	$1,203
For the three months ended December 31, 2023
Net loss attributable to Vornado Realty L.P.	$(50,896)	$(5,423)	$(45,473)
Net loss attributable to common shareholders	$(61,013)
________________________________
(1)"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS BY SEGMENT (unaudited)
(Amounts in thousands)

	For the Year Ended December 31, 2024
	Total	New York	Other
Property rentals(1)	$1,368,985	$1,088,805	$280,180
Tenant expense reimbursements(1)	191,700	148,227	43,473
Amortization of acquired below-market leases, net	3,035	1,914	1,121
Straight-lining of rents	5,086	21,480	(16,394)
Total rental revenues	1,568,806	1,260,426	308,380
Fee and other income:
BMS cleaning fees	149,225	159,903	(10,678)
Management and leasing fees	14,680	15,443	(763)
Other income	54,975	36,225	18,750
Total revenues	1,787,686	1,471,997	315,689
Operating expenses	(927,796)	(766,347)	(161,449)
Depreciation and amortization	(447,500)	(351,995)	(95,505)
General and administrative	(148,520)	(50,619)	(97,901)
Expense from deferred compensation plan liability	(12,638)	—	(12,638)
Transaction related costs and other	(5,242)	(3,010)	(2,232)
Total expenses	(1,541,696)	(1,171,971)	(369,725)
Income from partially owned entities	112,464	108,202	4,262
Interest and other investment income, net	45,974	18,397	27,577
Income from deferred compensation plan assets	12,638	—	12,638
Interest and debt expense	(390,269)	(183,050)	(207,219)
Net gains on disposition of wholly owned and partially owned assets	16,048	873	15,175
Income (loss) before income taxes	42,845	244,448	(201,603)
Income tax expense	(22,729)	(5,580)	(17,149)
Net income (loss)	20,116	238,868	(218,752)
Less net loss attributable to noncontrolling interests in consolidated subsidiaries	51,131	38,951	12,180
Net income (loss) attributable to Vornado Realty L.P.	71,247	$277,819	$(206,572)
Less net income attributable to noncontrolling interests in the Operating Partnership	(745)
Preferred unit distributions	(62,227)
Net income attributable to common shareholders	$8,275
For the year ended December 31, 2023
Net income (loss) attributable to Vornado Realty L.P.	$108,855	$226,401	$(117,546)
Net income attributable to common shareholders	$43,378
________________________________
(1)"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS BY SEGMENT (NON-GAAP) (unaudited)
(Amounts in thousands)

	For the Three Months Ended December 31, 2024
	Total	New York	Other
Total revenues	$457,790	$383,702	$74,088
Operating expenses	(236,043)	(194,195)	(41,848)
NOI - consolidated	221,747	189,507	32,240
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(10,051)	(3,644)	(6,407)
Add: Our share of NOI from partially owned entities	73,270	71,177	2,093
NOI at share	284,966	257,040	27,926
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	(8,378)	(15,107)	6,729
NOI at share - cash basis	$276,588	$241,933	$34,655

	For the Three Months Ended December 31, 2023
	Total	New York	Other
Total revenues	$441,886	$361,105	$80,781
Operating expenses	(219,925)	(182,600)	(37,325)
NOI - consolidated	221,961	178,505	43,456
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(9,684)	(3,323)	(6,361)
Add: Our share of NOI from partially owned entities	74,819	72,393	2,426
NOI at share	287,096	247,575	39,521
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	121	(1,146)	1,267
NOI at share - cash basis	$287,217	$246,429	$40,788

	For the Three Months Ended September 30, 2024
	Total	New York	Other
Total revenues	$443,255	$362,483	$80,772
Operating expenses	(236,149)	(194,927)	(41,222)
NOI - consolidated	207,106	167,556	39,550
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(8,907)	(2,523)	(6,384)
Add: Our share of NOI from partially owned entities	67,292	64,555	2,737
NOI at share	265,491	229,588	35,903
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	6,807	3,873	2,934
NOI at share - cash basis	$272,298	$233,461	$38,837
________________________________
See Appendix page vi for details of NOI at share components.

NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS BY SEGMENT (NON-GAAP) (unaudited)
(Amounts in thousands)

	For the Year Ended December 31, 2024
	Total	New York	Other
Total revenues	$1,787,686	$1,471,997	$315,689
Operating expenses	(927,796)	(766,347)	(161,449)
NOI - consolidated	859,890	705,650	154,240
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(39,367)	(12,899)	(26,468)
Add: Our share of NOI from partially owned entities	279,229	269,159	10,070
NOI at share	1,099,752	961,910	137,842
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	(3,663)	(17,888)	14,225
NOI at share - cash basis	$1,096,089	$944,022	$152,067

	For the Year Ended December 31, 2023
	Total	New York	Other
Total revenues	$1,811,163	$1,452,158	$359,005
Operating expenses	(905,158)	(733,478)	(171,680)
NOI - consolidated	906,005	718,680	187,325
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(48,553)	(15,547)	(33,006)
Add: Our share of NOI from partially owned entities	285,761	274,436	11,325
NOI at share	1,143,213	977,569	165,644
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	(3,377)	(7,700)	4,323
NOI at share - cash basis	$1,139,836	$969,869	$169,967
________________________________
See Appendix page vi for details of NOI at share components.

NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS BY SEGMENT AND SUBSEGMENT (NON-GAAP) (unaudited)
(Amounts in thousands)

	For the Three Months Ended			For the Year Ended December 31,
	December 31,		September 30, 2024
	2024	2023		2024	2023
NOI at share:
New York:
Office(1)	$193,215	$182,769	$167,051	$706,592	$727,000
Retail	48,238	47,378	47,283	191,379	188,561
Residential	6,072	5,415	5,784	24,044	21,910
Alexander’s	9,515	12,013	9,470	39,895	40,098
Total New York	257,040	247,575	229,588	961,910	977,569
Other:
THE MART(2)	6,168	14,516	14,972	51,686	61,519
555 California Street(3)	15,854	18,125	15,780	64,963	82,965
Other investments	5,904	6,880	5,151	21,193	21,160
	27,926	39,521	35,903	137,842	165,644
NOI at share	$284,966	$287,096	$265,491	$1,099,752	$1,143,213

NOI at share - cash basis:
New York:
Office(1)	$181,438	$183,742	$173,415	$698,138	$726,914
Retail	44,130	46,491	44,095	176,798	180,932
Residential	5,750	5,137	5,527	22,914	20,588
Alexander's	10,615	11,059	10,424	46,172	41,435
Total New York	241,933	246,429	233,461	944,022	969,869
Other:
THE MART	10,550	15,511	14,901	57,235	62,579
555 California Street(3)	18,138	18,265	19,589	74,621	85,819
Other investments	5,967	7,012	4,347	20,211	21,569
Total Other	34,655	40,788	38,837	152,067	169,967
NOI at share - cash basis	$276,588	$287,217	$272,298	$1,096,089	$1,139,836
________________________________
(1)Includes BMS NOI of $6,895, $6,424, $8,280, $30,318 and $27,262 for the three months ended December 31, 2024 and 2023 and September 30, 2024 and the years ended December 31, 2024 and 2023, respectively.
(2)2024 includes a $4,560 write-off of a receivable arising from the straight-lining of rents due to the tenant being deemed uncollectible.
(3)The year ended December 31, 2023 includes our $14,103 share of the receipt of a tenant settlement, net of legal expenses.

SAME STORE NOI AT SHARE AND SAME STORE NOI AT SHARE - CASH BASIS (NON-GAAP) (unaudited)

	Total	New York	THE MART(2)	555 California Street(3)
Same store NOI at share % (decrease) increase(1):
Three months ended December 31, 2024 compared to December 31, 2023	(4.5)%	(0.7)%	(57.5)%	(13.2)%
Year ended December 31, 2024 compared to December 31, 2023	(6.8)%	(4.7)%	(17.8)%	(21.9)%
Three months ended December 31, 2024 compared to September 30, 2024	4.0%	8.7%	(58.8)%	(0.3)%

Same store NOI at share - cash basis % (decrease) increase(1):
Three months ended December 31, 2024 compared to December 31, 2023	(3.8)%	(2.2)%	(32.0)%	(1.5)%
Year ended December 31, 2024 compared to December 31, 2023	(4.5)%	(3.3)%	(10.6)%	(13.2)%
Three months ended December 31, 2024 compared to September 30, 2024	0.0%	2.7%	(29.2)%	(8.1)%
________________________________
(1)See pages vii through xii in the Appendix for same store NOI at share and same store NOI at share - cash basis reconciliations.
(2)2024 includes a $4,560,000 write-off of a receivable arising from the straight-lining of rents due to the tenant being deemed uncollectible.
(3)The year ended December 31, 2023 includes our $14,103,000 share of the receipt of a tenant settlement, net of legal expenses.

DEVELOPMENT/REDEVELOPMENT - ACTIVE PROJECTS AND FUTURE OPPORTUNITIES
(Amounts in thousands, except square feet)
		(at Vornado’s share)					Projected Incremental Cash Yield
Active Development Projects: New York segment:	Property Rentable Sq. Ft.	Budget		Cash Amount Expended	Remaining Expenditures	Stabilization Year
PENN District:
PENN 2	1,795,000	$750,000		$697,451	$52,549	2026	10.2%
Districtwide Improvements	N/A	100,000		70,919	29,081	N/A	N/A
Total PENN District		850,000	(1)	768,370	81,630

Sunset Pier 94 Studios (49.9% interest)(2)	266,000	125,000	(3)	52,093	72,907	2026	10.3%

Total Active Development Projects		$975,000		$820,463	$154,537

Future Opportunities: New York segment:	Sq. Ft.
PENN District:
Hotel Pennsylvania site (PENN 15)	2,052,000
Eighth Avenue and 34th Street land	105,000
Multiple other opportunities - office/residential/retail
Total PENN District	2,157,000
350 Park Avenue assemblage (the “350 Park Site”)(4)	1,389,000
260 Eleventh Avenue - office(2)	280,000
57th Street land (50% interest)	150,000
Other segment:
527 West Kinzie land, Chicago	330,000
Total Future Opportunities	4,306,000
________________________________
(1)Excluding debt and equity carry.
(2)The building is subject to a ground lease. See page 34 for details.
(3)Represents our 49.9% share of the $350,000 development budget, excluding the $40,000 value of our contributed leasehold interest and net of an estimated $9,000 for our share of development fees and reimbursement for overhead costs incurred by us. As of December 31, 2024, we have fully funded our $34,000 share of cash contributions.
(4)From October 2024 to June 2030, an affiliate of Kenneth C. Griffin (“KG”) has the option to either (i) acquire a 60% interest in a joint venture with Vornado and Rudin (the “Vornado/Rudin JV”) (with Vornado having an effective 36% interest in the entity) to build a new 1,700,000 square foot office tower, valuing the 350 Park Site at $1.2 billion or (ii) purchase the 350 Park Site for $1.4 billion ($1.085 billion to Vornado). From October 2024 to September 2030, the Vornado/Rudin JV has the option to put the 350 Park Site to KG for $1.2 billion ($900 million to Vornado).

There can be no assurance that the above projects will be completed, completed on schedule or within budget. In addition, there can be no assurance that the Company will be successful in leasing the properties on the expected schedule or at the assumed rental rates.

LEASING ACTIVITY (unaudited)
(Square feet in thousands)
The leasing activity and related statistics in the table below and on the following page are based on leases signed during the period and are not intended to coincide with the commencement of rental revenue in accordance with GAAP. Second generation relet space represents square footage that has not been vacant for more than nine months and tenant improvements and leasing commissions are based on our share of square feet leased during the period.

	New York			555 California Street
	Office	Retail	THE MART
Three Months Ended December 31, 2024
Total square feet leased	583	50	64	62
Our share of square feet leased:	513	32	64	43
Initial rent(1)	$87.48	$315.10	$52.28	$133.87
Weighted average lease term (years)	5.0	11.3	6.8	3.7
Second generation relet space:
Square feet	400	21	40	39
GAAP basis:
Straight-line rent(2)	$93.44	$399.79	$51.91	$131.44
Prior straight-line rent	$75.42	$219.39	$51.15	$106.87
Percentage increase	23.9%	82.2%	1.5%	23.0%
Cash basis (non-GAAP):
Initial rent(1)	$85.67	$350.12	$53.90	$131.24
Prior escalated rent	$80.82	$234.14	$57.55	$127.86
Percentage increase (decrease)	6.0%	49.5%	(6.3)%	2.6%
Tenant improvements and leasing commissions:
Per square foot	$63.81	$174.01	$76.81	$69.00
Per square foot per annum	$12.76	$15.40	$11.30	$18.65
Percentage of initial rent	14.6%	4.9%	21.6%	13.9%
________________________________
(1)Represents the cash basis weighted average starting rent per square foot, which is generally indicative of market rents. Most leases include free rent and periodic step-ups in rent which are not included in the initial cash basis rent per square foot but are included in the GAAP basis straight-line rent per square foot.
(2)Represents the GAAP basis weighted average rent per square foot that is recognized over the term of the respective leases and includes the effect of free rent and periodic step-ups in rent.

LEASING ACTIVITY (unaudited)
(Square feet in thousands)

	New York			555 California Street
	Office	Retail	THE MART
Year Ended December 31, 2024
Total square feet leased	2,650	187	386	215
Our share of square feet leased:	1,653	161	386	152
Initial rent(1)	$104.49	$160.01	$52.88	$102.80
Weighted average lease term (years)	8.4	9.4	7.5	7.6
Second generation relet space:
Square feet	1,218	52	247	148
GAAP basis:
Straight-line rent(2)	$103.06	$312.43	$54.38	$103.05
Prior straight-line rent	$92.97	$227.98	$51.57	$88.21
Percentage increase	10.9%	37.0%	5.4%	16.8%
Cash basis (non-GAAP):
Initial rent(1)	$107.99	$294.38	$55.76	$101.31
Prior escalated rent	$105.37	$271.77	$57.37	$101.45
Percentage increase (decrease)	2.5%	8.3%	(2.8)%	(0.1)%
Tenant improvements and leasing commissions:
Per square foot	$81.56	$82.50	$91.00	$110.36
Per square foot per annum	$9.71	$8.78	$12.13	$14.52
Percentage of initial rent	9.3%	5.5%	22.9%	14.1%
_______________________________
(1)Represents the cash basis weighted average starting rent per square foot, which is generally indicative of market rents. Most leases include free rent and periodic step-ups in rent which are not included in the initial cash basis rent per square foot but are included in the GAAP basis straight-line rent per square foot.
(2)Represents the GAAP basis weighted average rent per square foot that is recognized over the term of the respective leases and includes the effect of free rent and periodic step-ups in rent.

LEASE EXPIRATIONS (unaudited) NEW YORK SEGMENT

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)		Annualized Escalated Rents of Expiring Leases		Percentage of Annualized Escalated Rent
				Total	Per Sq. Ft.
Office:	Fourth Quarter 2024(2)	56,000		$4,394,000	$78.46	0.4%

	First Quarter 2025	81,000		6,728,000	83.06	0.6%
	Second Quarter 2025	391,000		30,608,000	78.28	2.5%
	Third Quarter 2025	62,000		3,421,000	55.18	0.3%
	Fourth Quarter 2025	57,000		4,760,000	83.51	0.4%
	Total 2025	591,000		45,517,000	77.02	3.8%
	2026	1,163,000		96,849,000	83.28	8.0%
	2027	1,341,000		107,992,000	80.53	9.0%
	2028	1,051,000		85,447,000	81.30	7.1%
	2029	1,290,000		106,828,000	82.81	8.9%
	2030	691,000		57,851,000	83.72	4.8%
	2031	696,000		64,668,000	92.91	5.4%
	2032	1,014,000		99,800,000	98.42	8.3%
	2033	517,000		44,524,000	86.12	3.7%
	2034	748,000		78,714,000	105.23	6.5%
	Thereafter	4,877,000	(3)	411,305,000	84.34	34.1%

Retail:	Fourth Quarter 2024(2)	1,000		$266,000	$266.00	0.1%

	First Quarter 2025	108,000		9,308,000	86.19	3.4%
	Second Quarter 2025	7,000		271,000	38.71	0.1%
	Third Quarter 2025	11,000		2,137,000	194.27	0.8%
	Fourth Quarter 2025	52,000		3,376,000	64.92	1.2%
	Total 2025	178,000		15,092,000	84.79	5.5%
	2026	84,000		26,722,000	318.12	9.8%
	2027	52,000		21,514,000	413.73	7.9%
	2028	27,000		10,978,000	406.59	4.0%
	2029	53,000		23,559,000	444.51	8.7%
	2030	146,000		24,458,000	167.52	9.0%
	2031	68,000		31,214,000	459.03	11.5%
	2032	55,000		30,115,000	547.55	11.1%
	2033	33,000		10,754,000	325.88	4.0%
	2034	138,000		17,308,000	125.42	6.4%
	Thereafter	439,000		59,460,000	135.44	22.0%
_____________________________
(1)    Excludes storage, vacancy and other.
(2)    Includes month-to-month leases, holdover tenants, and leases expiring on the last day of the current quarter.
(3)    Assumes U.S. Post Office exercises all lease renewal options through 2038 for 492,000 square feet at 909 Third Avenue given the below-market rent on their options.

LEASE EXPIRATIONS (unaudited) THE MART

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)	Annualized Escalated Rents of Expiring Leases		Percentage of Annualized Escalated Rent
			Total	Per Sq. Ft.
Office / Showroom / Retail:	Fourth Quarter 2024(2)	19,000	$1,036,000	$54.53	0.7%

	First Quarter 2025	14,000	953,000	68.07	0.6%
	Second Quarter 2025	40,000	2,611,000	65.28	1.7%
	Third Quarter 2025	41,000	2,301,000	56.12	1.5%
	Fourth Quarter 2025	38,000	2,428,000	63.89	1.6%
	Total 2025	133,000	8,293,000	62.35	5.4%
	2026	279,000	16,973,000	60.84	10.9%
	2027	197,000	11,411,000	57.92	7.4%
	2028	708,000	36,973,000	52.22	23.7%
	2029	192,000	10,693,000	55.69	6.9%
	2030	80,000	4,844,000	60.55	3.1%
	2031	319,000	16,523,000	51.80	10.7%
	2032	491,000	24,476,000	49.85	15.8%
	2033	54,000	2,796,000	51.78	1.8%
	2034	50,000	2,604,000	52.08	1.7%
	Thereafter	387,000	18,462,000	47.71	11.9%
________________________________
(1)    Excludes storage, vacancy and other.
(2)    Includes month-to-month leases, holdover tenants, and leases expiring on the last day of the current quarter.

LEASE EXPIRATIONS (unaudited) 555 California Street

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)	Annualized Escalated Rents of Expiring Leases		Percentage of Annualized Escalated Rent
			Total	Per Sq. Ft.
Office / Retail:	Fourth Quarter 2024(2)	27,000	$3,266,000	$120.96	2.9%

	First Quarter 2025	—	—	—	0.0%
	Second Quarter 2025	10,000	1,109,000	110.90	1.0%
	Third Quarter 2025	166,000	15,969,000	96.20	14.1%
	Fourth Quarter 2025	32,000	3,274,000	102.31	2.9%
	Total 2025	208,000	20,352,000	97.85	18.0%
	2026	202,000	21,059,000	104.25	18.6%
	2027	65,000	6,498,000	99.97	5.7%
	2028	112,000	10,935,000	97.63	9.6%
	2029	160,000	17,692,000	110.58	15.6%
	2030	88,000	8,522,000	96.84	7.5%
	2031	29,000	2,210,000	76.21	1.9%
	2032	9,000	1,004,000	111.56	0.9%
	2033	15,000	1,802,000	120.13	1.6%
	2034	—	—	—	0.0%
	Thereafter	232,000	20,144,000	86.83	17.7%
________________________________
(1)    Excludes storage, vacancy and other.
(2)    Includes month-to-month leases, holdover tenants, and leases expiring on the last day of the current quarter.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
CONSOLIDATED
(Amounts in thousands)
	For the Year Ended December 31, 2024
	Total Company	New York Segment	THE MART	555 California Street	Other
Capital expenditures:
Expenditures to maintain assets	$72,628	$50,994	$16,919	$3,438	$1,277
Tenant improvements	81,543	62,898	17,341	1,304	—
Leasing commissions	23,912	16,207	2,102	5,603	—
Recurring tenant improvements, leasing commissions and other capital expenditures	178,083	130,099	36,362	10,345	1,277
Non-recurring capital expenditures(1)	71,811	58,095	11,926	1,282	508
Total capital expenditures and leasing commissions	$249,894	$188,194	$48,288	$11,627	$1,785

Development and redevelopment expenditures(2):
PENN 2	$120,856	$120,856	$—	$—	$—
PENN Districtwide improvements	30,299	30,299	—	—	—
PENN 1	29,598	29,598	—	—	—
Hotel Pennsylvania site (PENN 15)	24,541	24,541	—	—	—
The Farley Building	14,211	14,211	—	—	—
Other	23,369	19,889	671	—	2,809
	$242,874	$239,394	$671	$—	$2,809
________________________________
(1)Primarily tenant improvements and leasing commissions on first generation space.
(2)Inclusive of capitalized interest expense, operating expenses and development payroll.

UNCONSOLIDATED JOINT VENTURES (unaudited)
(Amounts in thousands)
		As of December 31, 2024
Joint Venture Name	Asset Category	Percentage Ownership	Company's Carrying Amount	Company's Pro rata Share of Debt(1)	100% of Joint Venture Debt(1)	Maturity Date(2)	Spread over SOFR	Interest Rate(3)
Fifth Avenue and Times Square JV	Retail/Office	51.5%	$2,235,546	$365,869	$753,194	Various	Various	Various

Alexander's	Office/Retail	32.4%	68,492	322,880	996,544	Various	Various	Various

Partially owned office buildings/land:
280 Park Avenue	Office/Retail	50.0%	107,085	537,500	1,075,000	09/26	N/A	5.84%
West 57th Street properties	Office/Retail/Land	50.0%	42,553	—	—	N/A	N/A	N/A
512 West 22nd Street	Office/Retail	55.0%	30,050	68,980	125,418	06/25	S+235	6.83%
825 Seventh Avenue	Office	50.0%	5,916	27,000	54,000	01/26	S+275	7.30%
61 Ninth Avenue	Office/Retail	45.1%	586	75,543	167,500	01/26	S+146	5.85%
650 Madison Avenue	Office/Retail	20.1%	—	161,024	800,000	12/29	N/A	3.49%

Other investments:
Sunset Pier 94 Studios	Studio Campus	49.9%	86,194	14,861	29,782	09/26	S+475	9.15%
Independence Plaza	Residential/Retail	50.1%	61,618	338,175	675,000	07/25	N/A	4.25%
Rosslyn Plaza	Office/Residential	43.7% to 50.4%	35,277	12,603	25,000	04/26	S+200	6.48%
Other	Various	Various	18,161	82,391	581,880	Various	Various	Various
			$2,691,478	$2,006,826	$5,283,318
Investments in partially owned entities included in other liabilities(4):
7 West 34th Street	Office/Retail	53.0%	$(70,552)	$159,000	$300,000	06/26	N/A	3.65%
85 Tenth Avenue	Office/Retail	49.9%	(18,978)	311,875	625,000	12/26	N/A	4.55%
			$(89,530)	$470,875	$925,000

________________________________
(1)Represents the contractual debt obligations. The Operating Partnership guarantees an aggregate $303,000 of JV partnership debt, primarily comprised of the $300,000 mortgage loan on 7 West 34th Street.
(2)Assumes the exercise of as-of-right extension options.
(3)Represents the interest rate in effect as of period end based on the appropriate reference rate as of the contractual reset date plus contractual spread, adjusted for hedging instruments, as applicable.
(4)Our negative basis results from distributions in excess of our investment.

UNCONSOLIDATED JOINT VENTURES (unaudited)
(Amounts in thousands)
	Percentage Ownership at December 31, 2024	Our Share of Net Income (Loss) for the Three Months Ended December 31,			Our Share of NOI (non-GAAP) for the Three Months Ended December 31,
		2024	2023		2024	2023
Joint Venture Name
New York:
Fifth Avenue and Times Square JV:
Equity in net income	51.5%	$14,480	$8,152		$31,696	$30,204
Return on preferred equity, net of our share of the expense		10,541	9,431		—	—
		25,021	17,583		31,696	30,204
Alexander's	32.4%	3,911	5,211		9,515	12,013
280 Park Avenue	50.0%	(3,560)	(6,435)		8,840	10,339
85 Tenth Avenue	49.9%	(1,522)	(2,213)		3,908	3,049
7 West 34th Street	53.0%	1,186	1,268		3,668	3,744
Independence Plaza	50.1%	901	(787)		6,072	4,852
512 West 22nd Street	55.0%	(488)	(26,366)	(1)	1,480	1,449
West 57th Street properties	50.0%	(121)	(10,384)	(1)	(43)	(126)
61 Ninth Avenue	45.1%	(7)	11		1,934	1,966
Other, net	Various	3,721	(12,319)	(1)	4,107	4,903
		29,042	(34,431)		71,177	72,393

Other:
Alexander's corporate fee income	32.4%	1,368	1,182		795	660
Rosslyn Plaza	43.7% to 50.4%	(100)	342		403	1,031
Other, net	Various	(303)	(611)		895	735
		965	913		2,093	2,426

Total		$30,007	$(33,518)		$73,270	$74,819
________________________________
(1)In 2023 we recognized $50,458 of impairment losses.

UNCONSOLIDATED JOINT VENTURES (unaudited)
(Amounts in thousands)
	Percentage Ownership at December 31, 2024	Our Share of Net Income (Loss) for the Year Ended December 31,				Our Share of NOI (non-GAAP) for the Year Ended December 31,
		2024		2023		2024	2023
Joint Venture Name
New York:
Fifth Avenue and Times Square JV:
Equity in net income	51.5%	$43,451		$35,209	(1)	$116,825	$119,604
Return on preferred equity, net of our share of the expense		40,668		37,416		—	—
		84,119		72,625		116,825	119,604
Alexander's	32.4%	13,813		31,837	(2)	39,895	40,098
85 Tenth Avenue	49.9%	(7,648)		(10,437)		14,290	11,199
280 Park Avenue	50.0%	5,838	(3)	(20,959)		31,355	41,391
7 West 34th Street	53.0%	4,714		4,723		14,640	14,714
512 West 22nd Street	55.0%	(2,300)		(28,117)	(4)	6,383	6,001
Independence Plaza	50.1%	1,015		(2,622)		22,626	19,788
West 57th Street properties	50.0%	(701)		(11,103)	(4)	61	(110)
61 Ninth Avenue	45.1%	(156)		(20)		7,792	7,646
Other, net	Various	9,508		(3,003)	(4)	15,292	14,105
		108,202		32,924		269,159	274,436
Other:
Alexander's corporate fee income	32.4%	5,263		5,238		3,019	2,998
Rosslyn Plaza	43.7% to 50.4%	(20)		1,562		2,224	4,392
Other, net	Various	(981)		(1,035)		4,827	3,935
		4,262		5,765		10,070	11,325

Total		$112,464		$38,689		$279,229	$285,761
________________________________
(1)Includes a $5,120 accrual of default interest which was forgiven by the lender as part of the restructuring of the 697-703 Fifth Avenue loan and is being amortized over the remaining term of the restructured loan, reducing future interest expense.
(2)Includes our $16,396 share of the net gain from the sale of Alexander’s Rego III land parcel.
(3)Includes our $31,215 share of the debt extinguishment gain from the repayment of the 280 Park Avenue mezzanine loan. See page 4 for details.
(4)In 2023 we recognized $50,458 of impairment losses.

CAPITAL STRUCTURE (unaudited)
(Amounts in thousands, except per share and per unit amounts)
			As of December 31, 2024
Debt (contractual balances):
Consolidated debt(1):
Mortgages payable			$5,707,176
Senior unsecured notes			1,200,000
$800 Million unsecured term loan			800,000
$2.2 Billion unsecured revolving credit facilities			575,000
			8,282,176
Pro rata share of debt of non-consolidated entities			2,477,701
Less: Noncontrolling interests' share of consolidated debt (primarily 1290 Avenue of the Americas and 555 California Street)			(682,059)
			10,077,818	(A)

	Shares/Units	Liquidation Preference
Perpetual Preferred:
3.25% preferred units (D-17) (141,400 units @ $25.00 per unit)			3,535
5.40% Series L preferred shares	12,000	$25.00	300,000
5.25% Series M preferred shares	12,780	25.00	319,500
5.25% Series N preferred shares	12,000	25.00	300,000
4.45% Series O preferred shares	12,000	25.00	300,000
			1,223,035	(B)

	Converted Shares(2)	December 31, 2024 Common Share Price
Equity:
Common shares	190,847	$42.04	8,023,208
Redeemable Class A units and LTIP Unit awards	16,851	42.04	708,416
Convertible share equivalents:
Series D-13 preferred units	1,110	42.04	46,664
Series G-1 through G-4 preferred units	71	42.04	2,985
Series A preferred shares	18	42.04	757
	208,897		8,782,030	(C)
Total Market Capitalization (A+B+C)			$20,082,883
________________________________
(1)See the reconciliation on page xiii in the Appendix of consolidated debt, net as presented on our consolidated balance sheets to consolidated contractual debt as of December 31, 2024.
(2)Excludes share based equity awards that may be considered dilutive in the period. See page 5 for our weighted average units outstanding on a dilutive basis.

COMMON SHARES DATA (NYSE: VNO) (unaudited)
Vornado Realty Trust common shares are traded on the New York Stock Exchange ("NYSE") under the symbol VNO. Below is a summary of performance and dividends for VNO common shares (based on NYSE prices):

	2024
	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
High price	$46.63	$39.91	$30.02	$29.46
Low price	$37.88	$25.36	$22.42	$24.17
Closing price - end of quarter	$42.04	$39.40	$26.29	$28.77

Outstanding shares, Class A units and convertible preferred units as converted (in thousands)	208,897	208,949	209,573	209,348

Closing market value of outstanding shares, Class A units and convertible preferred units as converted	$8.8	Billion	$8.2	Billion	$5.5	Billion	$6.0	Billion

DEBT ANALYSIS (unaudited)
(Amounts in thousands)
	As of December 31, 2024
	Total		Variable		Fixed(1)
(Contractual debt balances)	Amount	Weighted Average Interest Rate	Amount	Weighted Average Interest Rate	Amount	Weighted Average Interest Rate
Consolidated debt(2)	$8,282,176	4.50%	$1,215,776	5.80%(3)	$7,066,400	4.28%
Pro rata share of debt of non-consolidated entities	2,477,701	5.13%	444,176	6.43%	2,033,525	4.85%
Total	10,759,877	4.65%	1,659,952	5.97%	9,099,925	4.41%
Less: Noncontrolling interests' share of consolidated debt (primarily 1290 Avenue of the Americas and 555 California Street)	(682,059)		(397,059)		(285,000)
Company's pro rata share of total debt	$10,077,818	4.63%	$1,262,893	5.82%	$8,814,925	4.47%
As of December 31, 2024, $844,272 of variable rate debt (at share) is subject to interest rate cap arrangements, the $418,621 of variable rate debt not subject to interest rate cap arrangements represents 4% of our total pro rata share of debt. See the following page for details.

	Senior Unsecured Notes Due 2025, 2026 and 2031			Unsecured Revolving Credit Facilities and Unsecured Term Loan
Debt Covenant Ratios(4):	Required	Actual		Required	Actual
Total outstanding debt/total assets	Less than 65%	49%	(5)	Less than 60%	40%	(6)
Secured debt/total assets	Less than 50%	35%	(5)	Less than 50%	28%	(6)
Interest coverage ratio (annualized combined EBITDA to annualized interest expense)	Greater than 1.50	1.77			N/A
Fixed charge coverage		N/A		Greater than 1.40	1.93
Unencumbered assets/unsecured debt	Greater than 150%	388%			N/A
Unsecured debt/cap value of unencumbered assets		N/A		Less than 60%	21%
Unencumbered coverage ratio		N/A		Greater than 1.75	7.12

Consolidated Unencumbered EBITDA (non-GAAP):	Q4 2024 Annualized
New York	$292,252
Other	81,644
Total	$373,896
________________________________
(1)Includes variable rate debt with interest rates fixed by interest rate swap arrangements and the $950,000 1290 Avenue of the Americas mortgage loan which is subject to a 1.00% SOFR interest rate cap arrangement.
(2)See the reconciliation on page xiii in the Appendix of consolidated debt, net as presented on our consolidated balance sheets to consolidated contractual debt as of December 31, 2024.
(3)Excludes additional 3.00% default interest on the 606 Broadway mortgage loan.
(4)Our debt covenant ratios and consolidated unencumbered EBITDA are computed in accordance with the terms of our senior unsecured notes, unsecured revolving credit facilities, and unsecured term loan, as applicable. The methodology used for these computations may differ significantly from similarly titled ratios and amounts of other companies. For additional information regarding the methodology used to compute these ratios, please see our filings with the SEC of our revolving credit facilities, senior debt indentures and applicable prospectuses and prospectus supplements.
(5)Total assets calculated as EBITDA capped at 7.0%.
(6)Total assets calculated as EBITDA capped at the following rates: 6.5% for office, 6.0% for retail, 8.0% for trade shows, 5.75% for multifamily, 7.25% for hotel, and 6.5% for other asset types.

HEDGING INSTRUMENTS AS OF DECEMBER 31, 2024 (unaudited)
(Amounts in thousands)
	Debt Information			Swap / Cap Information
	Balance at Share	Maturity Date(1)	Variable Rate Spread	Notional Amount at Share	Expiration Date		All-In Swapped Rate

Interest Rate Swaps:
Consolidated:
555 California Street mortgage loan	$840,000	05/28	S+205	$840,000		05/26	6.03%
770 Broadway mortgage loan	700,000	07/27	S+225	700,000		07/27	4.98%
PENN 11 mortgage loan	500,000	10/25	S+206	500,000		10/25	6.28%
Unsecured revolving credit facility	575,000	12/27	S+115	575,000		08/27	3.88%
Unsecured term loan	800,000	12/27	S+130
Through 07/25				700,000		07/25	4.53%
07/25 through 10/26				550,000		10/26	4.36%
10/26 through 8/27				50,000		08/27	4.04%
100 West 33rd Street mortgage loan	480,000	06/27	S+185	480,000		06/27	5.26%
888 Seventh Avenue mortgage loan	258,057	12/25	S+180	200,000		09/27	4.76%
4 Union Square South mortgage loan	120,000	08/25	S+150	96,400		01/25	3.74%
435 Seventh Avenue mortgage loan	75,000	04/28	S+210	75,000		04/26	6.96%
Unconsolidated:
280 Park Avenue mortgage loan	537,500	09/26	S+178	537,500		09/28	5.84%
731 Lexington Avenue - retail condominium mortgage loan	97,200	08/25	S+151	97,200		05/25	1.76%
Interest Rate Caps:							Index Strike Rate	Cash Interest Rate(2)	Effective Interest Rate(3)
Consolidated:
1290 Avenue of the Americas mortgage loan	$665,000	11/28	S+162	$665,000		11/25	1.00%	2.62%	5.94%
One Park Avenue mortgage loan	525,000	03/26	S+122	525,000		03/25	3.89%	5.11%	6.16%
150 West 34th Street mortgage loan	75,000	02/28	S+215	75,000		02/26	5.00%	6.63%	7.23%
Unconsolidated:
61 Ninth Avenue mortgage loan	75,543	01/26	S+146	75,543		01/26	4.39%	5.85%	6.31%
512 West 22nd Street mortgage loan	68,980	06/25	S+235	68,980		06/25	4.50%	6.83%	7.16%
Rego Park II mortgage loan	65,624	12/25	S+145	65,624		12/25	4.15%	5.60%	5.93%
Fashion Centre Mall/Washington Tower mortgage loan	34,125	05/26	S+305	34,125		05/25	3.00%	6.05%	7.61%

Debt subject to interest rate swaps and subject to a 1.00% SOFR interest rate cap				$5,466,100
Variable rate debt subject to interest rate caps				844,272
Fixed rate debt per loan agreements				3,348,825
Variable rate debt not subject to interest rate swaps or caps				418,621	(4)
Total debt at share				$10,077,818
________________________________
(1)Assumes the exercise of as-of-right extension options.
(2)Equals the sum of (i) the index rate in effect as of the most recent contractual reset date, adjusted for hedging instruments, and (ii) the contractual spread.
(3)Equals the sum of (i) the cash interest rate and (ii) the effect of amortization of the interest rate cap premium over the term.
(4)Our exposure to SOFR index increases is partially mitigated by an increase in interest income on our cash, cash equivalents and restricted cash.

See page 4 for details of interest rate hedging arrangements entered into during 2024.

CONSOLIDATED DEBT MATURITIES AT 100% (CONTRACTUAL BALANCES) (unaudited)
(Amounts in thousands)
Property	Maturity Date(1)	Spread over SOFR		Interest Rate(2)		2025	2026	2027	2028	2029	Thereafter	Total
Secured Debt:
606 Broadway (50.0% interest)	(3)	S+191		6.39%	(4)	$74,119	$—	$—	$—	$—	$—	$74,119
4 Union Square South	08/25	S+150	(5)	4.19%		120,000	—	—	—	—	—	120,000
PENN 11	10/25			6.28%		500,000	—	—	—	—	—	500,000
888 Seventh Avenue	12/25	S+180	(5)	5.12%		258,057	—	—	—	—	—	258,057
One Park Avenue	03/26	S+122		5.11%		—	525,000	—	—	—	—	525,000
350 Park Avenue	01/27			3.92%		—	—	400,000	—	—	—	400,000
100 West 33rd Street	06/27			5.26%		—	—	480,000	—	—	—	480,000
770 Broadway	07/27			4.98%		—	—	700,000	—	—	—	700,000
150 West 34th Street	02/28	S+215		6.63%		—	—	—	75,000	—	—	75,000
435 Seventh Avenue	04/28			6.96%		—	—	—	75,000	—	—	75,000
555 California Street (70.0% interest)	05/28	S+205	(5)	6.16%		—	—	—	1,200,000	—	—	1,200,000
1290 Avenue of the Americas (70.0% interest)	11/28			2.62%		—	—	—	950,000	—	—	950,000
909 Third Avenue	04/31			3.23%		—	—	—	—	—	350,000	350,000
Total Secured Debt						952,176	525,000	1,580,000	2,300,000	—	350,000	5,707,176
Unsecured Debt:
Senior unsecured notes due 2025(6)	01/25			3.50%		450,000	—	—	—	—	—	450,000
Senior unsecured notes due 2026	06/26			2.15%		—	400,000	—	—	—	—	400,000
$1.25 Billion unsecured revolving credit facility	12/27			3.88%		—	—	575,000	—	—	—	575,000
$800 Million unsecured term loan	12/27	S+130	(5)	4.67%		—	—	800,000	—	—	—	800,000
$915 Million unsecured revolving credit facility	04/29	S+120		—		—	—	—	—	—	—	—
Senior unsecured notes due 2031	06/31			3.40%		—	—	—	—	—	350,000	350,000
Total Unsecured Debt						450,000	400,000	1,375,000	—	—	350,000	2,575,000
Total Debt						$1,402,176	$925,000	$2,955,000	$2,300,000	$—	$700,000	$8,282,176
Weighted average rate						5.00%	3.83%	4.58%	4.74%	0.00%	3.32%	4.50%

Fixed rate debt(7)						$1,246,400	$400,000	$2,855,000	$1,865,000	$—	$700,000	$7,066,400
Fixed weighted average rate expiring						4.83%	2.15%	4.54%	4.33%	0.00%	3.32%	4.28%
Floating rate debt						$155,776	$525,000	$100,000	$435,000	$—	$—	$1,215,776
Floating weighted average rate expiring						6.33%	5.11%	5.66%	6.48%	0.00%	—	5.80%
________________________________
(1)Assumes the exercise of as-of-right extension options.
(2)Represents the interest rate in effect as of period end based on the appropriate reference rate as of the contractual reset date plus contractual spread, adjusted for hedging instruments, as applicable. See the previous page for information on interest rate swap and interest rate cap arrangements.
(3)On September 5, 2024, the non-recourse loan matured and was not repaid, at which time the lenders declared an event of default. See page 3 for details.
(4)Excludes additional 3.00% default interest on the 606 Broadway mortgage loan.
(5)Balance is partially hedged by interest rate swap arrangements. See previous page for details.
(6)We repaid our $450,000 3.50% senior unsecured notes on their January 15, 2025 maturity date.
(7)Debt classified as fixed rate includes the effect of interest rate swap arrangements which may expire prior to debt maturity, and the $950,000 1290 Avenue of the Americas mortgage loan which is subject to a 1.00% SOFR interest rate cap arrangement. See the previous page for information on interest rate swap arrangements.

TOP 30 TENANTS (unaudited)
(Amounts in thousands, except square feet)

Tenants	Square Footage At Share	Annualized Escalated Rents At Share(1)	% of Total Annualized Escalated Rents At Share
Meta Platforms, Inc.	1,176,828	$141,598	7.7%
IPG and affiliates	955,211	64,056	3.6%
Citadel	585,460	62,498	3.5%
New York University	685,290	49,552	2.7%
Madison Square Garden & Affiliates(2)	449,053	45,451	2.5%
Bloomberg L.P.	306,768	43,863	2.4%
Google/Motorola Mobility (guaranteed by Google)	759,446	42,875	2.3%
Amazon (including its Whole Foods subsidiary)	312,694	31,025	1.7%
Swatch Group USA	11,957	28,689	1.5%
Neuberger Berman Group LLC	306,612	28,363	1.5%
Bank of America	247,615	27,331	1.5%
LVMH Brands	65,060	26,740	1.4%
AMC Networks, Inc.	326,717	26,183	1.4%
WeWork	303,741	25,818	1.4%
Apple Inc.	412,434	24,078	1.3%
Victoria's Secret	33,156	20,690	1.1%
PJT Partners Holdings	134,953	19,379	1.0%
PwC	241,196	19,368	1.0%
Macy's	242,837	18,378	1.0%
Fast Retailing (Uniqlo)	47,167	14,143	0.8%
The City of New York	232,010	12,351	0.7%
King & Spalding	122,859	11,979	0.6%
WSP USA	172,666	11,291	0.6%
AbbVie Inc.	168,673	11,155	0.6%
Axon Capital	93,127	11,022	0.6%
Alston & Bird LLP	126,872	10,865	0.6%
Burlington Coat Factory	108,844	10,816	0.6%
Aetna Life Insurance Company	64,196	10,308	0.6%
Cushman & Wakefield	120,481	9,897	0.5%
Elliott Investment Management L.P.	74,719	9,881	0.5%
			47.2%
________________________________
(1)Represents monthly contractual base rent before free rent plus tenant reimbursements multiplied by 12. Annualized escalated rents at share include leases signed but not yet commenced in place of current tenants or vacancy in the same space.
(2)Includes Madison Square Garden Entertainment’s new lease at PENN 2. Revenue recognition for portions of the new space has not yet commenced.

SQUARE FOOTAGE (unaudited)
(Square feet in thousands)
		At Vornado's Share
	At 100%		Under Development or Not Available for Lease	In Service
		Total		Office	Retail	Showroom	Other
Segment:
New York:
Office	20,343	17,520	1,496	15,841	—	183	—
Retail	2,421	1,977	34	—	1,943	—	—
Residential - 1,330 units	1,215	623	19	—	—	—	604
Alexander's (32.4% interest), including 312 residential units	2,455	796	126	307	280	—	83
	26,434	20,916	1,675	16,148	2,223	183	687

Other:
THE MART	3,703	3,694	—	2,090	101	1,256	247
555 California Street (70% interest)	1,821	1,275	—	1,240	35	—	—
Other	2,845	1,346	144	212	879	—	111
	8,369	6,315	144	3,542	1,015	1,256	358

Total square feet at December 31, 2024	34,803	27,231	1,819	19,690	3,238	1,439	1,045

Total square feet at September 30, 2024	34,800	27,229	2,149	19,433	3,164	1,439	1,044

	At 100%
Parking Garages (not included above):	Square Feet	Number of Garages	Number of Spaces
New York	1,635	9	4,685
THE MART	558	4	1,643
555 California Street	168	1	461
Rosslyn Plaza	411	4	1,094
Total at December 31, 2024	2,772	18	7,883

OCCUPANCY (unaudited)

	New York	THE MART	555 California Street
Occupancy rate at:
December 31, 2024	87.6%	80.1%	92.0%
September 30, 2024	86.7%	79.7%	94.5%
December 31, 2023	89.4%	79.2%	94.5%
September 30, 2023	89.9%	76.8%	94.5%

RESIDENTIAL STATISTICS (unaudited)

		Vornado's Ownership Interest
	Number of Units	Number of Units	Occupancy Rate	Average Monthly Rent Per Unit
New York:
December 31, 2024	1,642	769	96.6%	$4,713
September 30, 2024	1,642	769	96.5%	$4,689
December 31, 2023	1,974	939	96.8%	$4,115
September 30, 2023	1,974	939	96.6%	$4,061

GROUND LEASES (unaudited)
(Amounts in thousands, except square feet)

Property	Current Annual Rent at Share	Next Option Renewal Date	Fully Extended Lease Expiration	Rent Increases and Other Information
Consolidated:
New York:
The Farley Building (95% interest)	$4,750	None	2116	None
PENN 1:
Land	TBD	2073	2098	Rent resets at the beginning of each 25-year renewal term at fair market value (“FMV”). The rent reset for the 25-year period commencing June 2023 is currently ongoing and the timing is uncertain. The final FMV determination may be materially higher or lower than our January 2022 estimate.
Long Island Railroad Concourse Retail	1,379	2048	2098
Two 25-year renewal options. Base rent increases every 10 years, with the next rent increase in 2028, based on the increase in gross income reduced by the increase in real estate taxes and operating expenses. In addition, percentage rent is payable based on gross annual income above a specified threshold. Base and percentage rent are reduced by a rent credit calculated as a percentage of development costs funded by Vornado.

260 Eleventh Avenue	4,515	None	2114	Rent increases annually by the lesser of CPI or 1.5% compounded. We have a purchase option exercisable at a future date for $110,000 increased annually by the lesser of CPI or 1.5% compounded.
888 Seventh Avenue	3,350	2028	2067	Two 20-year renewal options at FMV.
330 West 34th Street - 65.2% ground leased	10,265	2051	2149	Two 30-year and one 39-year renewal option at FMV.
909 Third Avenue	1,600	2041	2063	One 22-year renewal option at current annual rent.
962 Third Avenue (the Annex building to 150 East 58th Street) - 50.0% ground leased	666	None	2118	Rent resets every 10 years to FMV.
Other:
Wayne Town Center	6,038	2035	2064	Two 10-year renewal options and one 9-year renewal option. Rent increases annually by the greater of CPI or 6%.
Annapolis	650	None	2042	Fixed rent increases to $750 per annum in 2032.
Unconsolidated:
Sunset Pier 94 Studios (49.9% interest)	449	2060	2110	Five 10-year renewal options. Fixed rent increases in 2028 and every five years thereafter. Beginning in September 2028, additional rent is payable in an amount equal to 6% of gross revenue less the base rent.
61 Ninth Avenue (45.1% interest)	3,635	None	2115	Rent increases every three years based on CPI, subject to a cap. In 2051, 2071 and 2096, rent resets based on the increase in the property's gross revenue net of real estate taxes, if greater than the CPI reset.
Flushing (Alexander's) (32.4% interest)	259	2027	2037	One 10-year renewal option at 90% of FMV.

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)		Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK:
PENN District:
PENN 1
(ground leased through 2098)**										Cisco, Hartford Fire Insurance, Empire Healthchoice Assurance, Inc., United
										Healthcare Services, Inc., Siemens Mobility, WSP USA, Gusto Inc., Samsung,
-Office	100.0%	86.7%	$84.44		2,251,000	2,251,000	—			Canaccord Genuity LLC, Roivant Sciences Inc.*
-Retail	100.0%	60.1%	222.68		301,000	301,000	—			Bank of America, Starbucks, Blue Bottle Coffee Inc., Shake Shack, Roberta’s,
	100.0%	83.7%	95.59	$202,900	2,552,000	2,552,000	—	$—		Anita La Mamma Del Gelato

PENN 2
-Office	100.0%	100.0%	106.01		1,741,000	378,000	1,363,000			Madison Square Garden, Major League Soccer LLC*
-Retail	100.0%	100.0%	134.26		54,000	24,000	30,000			JPMorgan Chase
	100.0%	100.0%	107.74	55,600	1,795,000	402,000	1,393,000	575,000	(4)

The Farley Building (ground and building leased through 2116)**
-Office	95.0%	100.0%	118.55		730,000	730,000	—			Meta Platforms, Inc.
-Retail	95.0%	38.0%	317.41		116,000	116,000	—			Duane Reade, Magnolia Bakery, Starbucks, Birch Coffee, H&H Bagels,
	95.0%	91.7%	129.36	100,000	846,000	846,000	—	—		Avra Prime*

PENN 11
-Office	100.0%	100.0%	71.89		1,112,000	1,112,000	—			Apple Inc., Madison Square Garden, AMC Networks, Inc., Macy's
-Retail	100.0%	90.7%	150.91		39,000	39,000	—			PNC Bank National Association, Starbucks
	100.0%	99.6%	74.25	79,200	1,151,000	1,151,000	—	500,000

100 West 33rd Street
-Office	100.0%	89.5%	69.69		858,000	858,000	—			IPG and affiliates
-Retail	100.0%	15.6%	72.23		257,000	257,000	—			Aeropostale
	100.0%	73.1%	69.81	55,900	1,115,000	1,115,000	—	480,000

330 West 34th Street
(65.2% ground leased through 2149)**
-Office	100.0%	76.9%	82.51		702,000	702,000	—			Structure Tone, Deutsch, Inc., HomeAdvisor, Inc., WeWork*
-Retail	100.0%	92.7%	117.36		24,000	24,000	—			Starbucks
	100.0%	77.3%	83.65	45,400	726,000	726,000	—	100,000	(5)

435 Seventh Avenue
-Retail	100.0%	100.0%	35.22	1,500	43,000	43,000	—	75,000		Forever 21

7 West 34th Street
-Office	53.0%	100.0%	82.66		458,000	458,000	—			Amazon
-Retail	53.0%	100.0%	361.54		19,000	19,000	—			Amazon, Lindt, Naturalizer (guaranteed by Caleres)
	53.0%	100.0%	94.44	44,100	477,000	477,000	—	300,000

431 Seventh Avenue
-Retail	100.0%	100.0%	265.93	600	9,000	9,000	—	—		Essen

138-142 West 32nd Street
-Retail	100.0%	80.3%	127.73	400	8,000	8,000	—	—

150 West 34th Street
-Retail	100.0%	100.0%	63.48	5,000	79,000	79,000	—	75,000		Primark*

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)		Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property						Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
PENN District (Continued):
137 West 33rd Street
-Retail	100.0%	100.0%	$96.85		$300	3,000	3,000	—	$—	Celtic Rail

131-135 West 33rd Street
-Retail	100.0%	100.0%	64.65		1,500	23,000	23,000	—	—	Fat Annies’s Inc., Stout Inc.

Other (3 buildings)
-Retail	100.0%	100.0%	157.72		2,000	16,000	16,000	—	—

Total PENN District					594,400	8,843,000	7,450,000	1,393,000	2,105,000

Midtown East:
909 Third Avenue
(ground leased through 2063)**										IPG and affiliates, AbbVie Inc., United States Post Office,
-Office	100.0%	93.1%	67.60	(6)	60,400	1,352,000	1,352,000	—	350,000	Geller & Company, Morrison Cohen LLP, Sard Verbinnen

150 East 58th Street(7)
-Office	100.0%	81.7%	82.36			541,000	541,000	—		Castle Harlan, Tournesol Realty LLC (Peter Marino)
-Retail	100.0%	100.0%	94.88			3,000	3,000	—
	100.0%	81.7%	82.44		36,400	544,000	544,000	—	—

715 Lexington Avenue
-Retail	100.0%	100.0%	201.22		4,400	22,000	22,000	—	—	Orangetheory Fitness, Casper, Santander Bank, Blu Dot

966 Third Avenue
-Retail	100.0%	100.0%	112.60		800	7,000	7,000	—	—	McDonald's

968 Third Avenue
-Retail	50.0%	100.0%	193.75		1,300	7,000	7,000	—	—	Wells Fargo

Total Midtown East					103,300	1,932,000	1,932,000	—	350,000

Midtown West:
888 Seventh Avenue
(ground leased through 2067)**										Axon Capital LP, Lone Star US Acquisitions LLC, Top-New York, Inc.,
-Office	100.0%	84.2%	101.20			872,000	872,000	—		Vornado Executive Headquarters, United Talent Agency
-Retail	100.0%	100.0%	261.25			15,000	15,000	—		Redeye Grill L.P.
	100.0%	84.3%	102.89		77,200	887,000	887,000	—	258,057

57th Street - 2 buildings
-Office	50.0%	85.4%	61.51			81,000	81,000	—
-Retail	50.0%	—%	—			22,000	22,000	—
	50.0%	71.2%	61.51		4,200	103,000	103,000	—	—

825 Seventh Avenue
-Office	50.0%	79.6%	59.02			169,000	169,000	—	54,000	Young Adult Institute Inc., New Alternatives for Children, Inc.
-Retail	100.0%	100.0%	162.20			4,000	4,000	—	—	Venchi
		80.1%	62.02		8,400	173,000	173,000	—	54,000

Total Midtown West					89,800	1,163,000	1,163,000	—	312,057

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet				Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property		In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Park Avenue:
280 Park Avenue										Elliott Investment Management L.P., PJT Partners Holdings, GIC Inc.,
-Office	50.0%	92.1%	$118.20		1,238,000		1,238,000	—		Wells Fargo, Investcorp International Inc.
-Retail	50.0%	93.8%	54.69		28,000		28,000	—		Starbucks, Fasano Restaurant
	50.0%	92.2%	116.76	$135,400	1,266,000		1,266,000	—	$1,075,000

350 Park Avenue
-Office	100.0%	100.0%	106.75	62,500	585,000		585,000	—	400,000	Citadel

Total Park Avenue				197,900	1,851,000		1,851,000	—	1,475,000
Grand Central:
90 Park Avenue										Alston & Bird, Capital One, PwC, MassMutual,
-Office	100.0%	98.7%	84.11		938,000		938,000	—		Factset Research Systems Inc., Foley & Lardner
-Retail	100.0%	72.8%	185.48		18,000		18,000	—		Citibank, Starbucks
Total Grand Central	100.0%	98.2%	85.48	77,500	956,000		956,000	—	—

Madison/Fifth:
640 Fifth Avenue										Fidelity Investments, Abbott Capital Management, The Klein Company,
-Office	52.0%	91.5%	112.75		246,000		246,000	—		Avolon Aerospace, Houlihan Lokey Advisors Parent, Inc.
-Retail	52.0%	96.2%	1,125.73		69,000		69,000	—		Victoria's Secret, Dyson
	52.0%	92.2%	273.06	75,700	315,000		315,000	—	396,500

666 Fifth Avenue
-Retail	52.0%	100.0%	403.88	42,100	114,000	(8)	114,000	—	—	Fast Retailing (Uniqlo), Abercrombie & Fitch, Tissot

595 Madison Avenue										LVMH Moet Hennessy Louis Vuitton Inc.,
-Office	100.0%	88.2%	81.51		300,000		300,000	—		Albea Beauty Solutions, Aerin LLC
-Retail	100.0%	100.0%	744.71		30,000		30,000	—		Fendi, Berluti, Christofle Silver Inc.
	100.0%	89.0%	128.71	39,100	330,000		330,000	—	—

650 Madison Avenue										Sotheby's International Realty, Inc., BC Partners Inc.,
-Office	20.1%	82.4%	107.93		563,000		563,000	—		Polo Ralph Lauren, Willett Advisors LLC (Bloomberg Philanthropies)
-Retail	20.1%	95.7%	1,069.48		38,000		38,000	—		Moncler USA Inc., Tod's, Celine, Balmain
	20.1%	82.9%	154.39	73,700	601,000		601,000	—	800,000

689 Fifth Avenue
-Office	52.0%	100.0%	94.92		81,000		81,000	—		Yamaha Artist Services Inc., Brunello Cucinelli USA Inc.
-Retail	52.0%	100.0%	593.51		16,000		16,000	—		Canada Goose
	52.0%	100.0%	153.80	16,000	97,000		97,000	—	—

655 Fifth Avenue
-Retail	50.0%	100.0%	303.65	17,900	57,000		57,000	—	—	Ferragamo

697-703 Fifth Avenue
-Retail	44.8%	100.0%	2,631.64	40,500	26,000		26,000	—	356,694	Swatch Group USA, Harry Winston

Total Madison/Fifth				305,000	1,540,000		1,540,000	—	1,553,194

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Midtown South:
770 Broadway
-Office	100.0%	52.7%	$122.39		1,077,000	1,077,000	—		Meta Platforms, Inc., Yahoo Inc.
-Retail	100.0%	92.0%	95.04		106,000	106,000	—		Bank of America N.A., Wegmans Food Markets
	100.0%	56.0%	118.64	$77,500	1,183,000	1,183,000	—	$700,000

One Park Avenue
									New York University, BMG Rights Management LLC,
-Office	100.0%	93.9%	73.49		867,000	867,000	—		Robert A.M. Stern Architect
-Retail	100.0%	90.1%	83.06		78,000	78,000	—		Bank of Baroda, Citibank, Equinox
	100.0%	93.6%	74.24	64,200	945,000	945,000	—	525,000

4 Union Square South
-Retail	100.0%	100.0%	131.68	26,900	204,000	204,000	—	120,000	Burlington, Whole Foods Market, DSW, Sephora

Total Midtown South				168,600	2,332,000	2,332,000	—	1,345,000

Rockefeller Center:
1290 Avenue of the Americas									Hachette Book Group Inc., Bryan Cave LLP,
									Neuberger Berman Group LLC, SSB Realty LLC,
									Cushman & Wakefield, Columbia University, Selendy Gay PLLC*,
-Office	70.0%	93.3%	88.41		2,016,000	2,016,000	—		Fubotv Inc, LinkLaters, King & Spalding*, Oaktree Capital*
-Retail	70.0%	74.2%	232.33		90,000	90,000	—		Duane Reade, JPMorgan Chase Bank, Starbucks
Total Rockefeller Center	70.0%	92.7%	92.28	185,700	2,106,000	2,106,000	—	950,000

SoHo:
606 Broadway (19 East Houston Street)
-Office	50.0%	13.4%	113.00		30,000	30,000	—
-Retail	50.0%	100.0%	683.33		6,000	6,000	—		HSBC, Harman International
	50.0%	24.8%	415.45	3,600	36,000	36,000	—	74,119

304-306 Canal Street
-Retail	100.0%	100.0%	62.08		4,000	4,000	—		Stellar Works
'-Residential’	100.0%	—			9,000	—	9,000
	100.0%			200	13,000	4,000	9,000	—

334 Canal Street
-Retail	100.0%	—	—		4,000	—	4,000
-Residential	100.0%	—			10,000	—	10,000
	100.0%			—	14,000	—	14,000	—

Total SoHo				3,800	63,000	40,000	23,000	74,119

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Times Square:
1540 Broadway
-Retail	52.0%	78.5%	$117.44	$15,200	161,000	161,000	—	$—	U.S. Polo, Forever 21, Disney

1535 Broadway
-Retail	52.0%	98.2%	1,097.96		45,000	45,000	—		T-Mobile, Swatch Group USA, Levi's, Sephora, Anita La Mamma Del Gelato
-Theatre	52.0%	100.0%	20.72		62,000	62,000	—		Nederlander-Marquis Theatre
	52.0%	99.3%	420.95	41,400	107,000	107,000	—	—

Total Times Square				56,600	268,000	268,000	—	—

Upper East Side:
1131 Third Avenue
-Retail	100.0%	100.0%	213.51	4,800	23,000	23,000	—	—	Nike, Crunch LLC, J.Jill

40 East 66th Street
-Residential (3 units)	100.0%	100.0%			10,000	10,000	—	—

Total Upper East Side				4,800	33,000	33,000	—	—

Chelsea/Meatpacking District:
260 Eleventh Avenue
(ground leased through 2114)**
-Office	100.0%	100.0%	49.72	10,400	209,000	209,000	—	—	The City of New York

85 Tenth Avenue									Google, Telehouse International Corp.,
-Office	49.9%	86.4%	94.88		595,000	595,000	—		Clear Secure, Inc., Shopify
-Retail	49.9%	76.3%	96.01		43,000	43,000	—		Verde*
	49.9%	85.8%	94.94	51,700	638,000	638,000	—	625,000

537 West 26th Street
-Retail	100.0%	100.0%	161.89	2,800	17,000	17,000	—	—	The Chelsea Factory Inc.

61 Ninth Avenue (2 buildings)
(ground leased through 2115)**
-Office	45.1%	100.0%	148.77		171,000	171,000	—		Aetna Life Insurance Company, Apple Inc.
-Retail	45.1%	100.0%	402.12		23,000	23,000	—		Starbucks
	45.1%	100.0%	165.43	34,500	194,000	194,000	—	167,500

512 West 22nd Street									Kenneth Cole Productions, Inc.*, Next Jump, Omniva LLC,
-Office	55.0%	100.0%	115.14		165,000	165,000	—		Capricorn Investment Group, Genius Sports*
-Retail	55.0%	100.0%	108.16		8,000	8,000	—		Galeria Nara Roesler, Harper's Books
	55.0%	100.0%	114.82	19,900	173,000	173,000	—	125,418

Total Chelsea/Meatpacking District				119,300	1,231,000	1,231,000	—	917,918

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Tribeca:
Independence Plaza
-Residential (1,327 units)	50.1%	97.0%			1,186,000	1,186,000	—
-Retail	50.1%	54.7%	$85.59		72,000	72,000	—		Duane Reade
	50.1%			$4,400	1,258,000	1,258,000	—	$675,000

339 Greenwich Street
-Retail	100.0%	100.0%	154.75	700	8,000	8,000	—	—	Paper Moon*

Total Tribeca				5,100	1,266,000	1,266,000	—	675,000
New Jersey:
Paramus
-Office	100.0%	85.6%	25.44	2,700	129,000	129,000	—	—	Vornado's Administrative Headquarters

Property under Development:
Sunset Pier 94 Studios (ground and building leased through 2110)**
‘-Studio	49.9%	—	—	—	266,000	—	266,000	29,782

Properties to be Developed:
Hotel Pennsylvania site (PENN 15)
-Land	100.0%	—	—	—	—	—	—	—

57th Street
-Land	50.0%	—	—	—	—	—	—	—

Eighth Avenue and 34th Street
-Land	100.0%	—	—	—	—	—	—	—

New York Office:

Total		89.1%	$90.47	$1,475,900	20,343,000	18,714,000	1,629,000	$8,411,257

Vornado's Ownership Interest		88.8%	$88.38	$1,227,500	17,520,000	16,024,000	1,496,000	$6,049,786

New York Retail:

Total		75.8%	$255.75	$438,700	2,421,000	2,387,000	34,000	$700,813

Vornado's Ownership Interest		73.7%	$213.05	$292,000	1,977,000	1,943,000	34,000	$466,808

New York Residential:

Total		96.5%			1,215,000	1,196,000	19,000	$675,000

Vornado's Ownership Interest		96.6%			623,000	604,000	19,000	$338,175

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
ALEXANDER'S, INC.:

731 Lexington Avenue, Manhattan
-Office	32.4%	100.0%	$143.95		947,000	947,000	—	$400,000	Bloomberg L.P.
-Retail	32.4%	90.3%	269.65		133,000	133,000	—	300,000	The Home Depot, Hutong, Capital One
	32.4%	98.9%	157.02	$165,400	1,080,000	1,080,000	—	700,000

Rego Park I, Queens (4.8 acres)	32.4%	100.0%	73.43	6,300	338,000	86,000	252,000		Burlington, Marshalls

Rego Park II (adjacent to Rego Park I),
Queens (6.6 acres)	32.4%	99.0%	74.60	41,500	615,000	479,000	136,000	202,544	Costco, Kohl's, TJ Maxx, Best Buy

Flushing, Queens (1.0 acre ground leased through 2037)**	32.4%	100.0%	33.50	5,600	167,000	167,000	—	—	New World Mall LLC

The Alexander Apartment Tower,
Rego Park, Queens, NY
-Residential (312 units)	32.4%	94.2%			255,000	255,000	—	94,000

Total Alexander's	32.4%	99.1%	119.53	218,800	2,455,000	2,067,000	388,000	996,544

Total New York		88.6%	$107.07	$2,133,300	26,434,000	24,364,000	2,070,000	$10,783,614

Vornado's Ownership Interest		87.6%	$100.12	$1,630,900	20,916,000	19,241,000	1,675,000	$7,177,649
________________________________
*    Lease not yet commenced.
**    Term assumes all renewal options exercised, if applicable.
(1)Weighted average escalated annual rent per square foot and average occupancy percentage for office properties excludes garages and de minimis amounts of storage space. Weighted average escalated annual rent per square foot for retail excludes non-selling space.
(2)Represents monthly contractual base rent before free rent plus tenant reimbursements multiplied by 12. Annualized escalated rent at share include leases signed but not yet commenced in place of current tenants or vacancy in the same space. Includes rent from storage and other non-selling space and excludes rent from residential units.
(3)Represents contractual debt obligations.
(4)Secured amount outstanding on revolving credit facilities.
(5)Amount represents debt on land which is owned 34.8% by Vornado.
(6)Excludes US Post Office lease for 492,000 square feet.
(7)Includes 962 Third Avenue (the Annex building to 150 East 58th Street) 50.0% ground leased through 2118**.
(8)On January 8, 2025, the Fifth Avenue and Times Square joint venture completed the sale to UNIQLO of the portion of its U.S. flagship store at 666 Fifth Avenue owned by the retail joint venture. The joint venture continues to own 23,832 square feet of retail space (7,416 square feet at grade) at 666 Fifth Avenue consisting of the Abercrombie & Fitch and Tissot stores. See page 3 for more details.

OTHER SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
THE MART:
THE MART, Chicago
									Motorola Mobility (guaranteed by Google), Avant LLC,
									ANGI Home Services, Inc, Paypal, Inc., ConAgra Foods Inc.,
									Allscripts Healthcare, Clear Channel Outdoor LLC*, IPG and affiliates,
									Government Employees Insurance Company*, Medline Industries, Inc,
-Office	100.0%	87.2%	$50.50	$92,900	2,090,000	2,090,000	—		Innovation Development Institute, Inc., Allstate Insurance Company
-Showroom/Trade show	100.0%	70.7%	58.49	61,000	1,503,000	1,503,000	—		Holly Hunt Ltd., Baker Interiors Group, Ltd.
-Retail	100.0%	71.2%	48.84	3,000	91,000	91,000	—
	100.0%	80.1%	53.33	156,900	3,684,000	3,684,000	—	$—

Other (2 properties)	50.0%	89.5%	51.02	900	19,000	19,000	—	26,880
Total THE MART, Chicago				157,800	3,703,000	3,703,000	—	26,880

Property to be Developed:
527 West Kinzie, Chicago	100.0%	—	—	—	—	—	—	—

Total THE MART		80.2%	$53.31	$157,800	3,703,000	3,703,000	—	$26,880

Vornado's Ownership Interest		80.1%	$53.32	$157,400	3,694,000	3,694,000	—	$13,441

555 California Street:
555 California Street	70.0%	96.6%	$100.11	$143,100	1,507,000	1,507,000	—	$1,200,000	Bank of America, N.A., Dodge & Cox, Goldman Sachs & Co.,
									Jones Day, Kirkland & Ellis LLP, Morgan Stanley & Co. Inc.,
									McKinsey & Company Inc., UBS Financial Services,
									KKR Financial, Microsoft Corporation,
									Fenwick & West LLP, Sidley Austin

315 Montgomery Street	70.0%	93.6%	90.81	19,700	236,000	236,000	—	—	Bank of America, N.A., Regus, Ripple Labs Inc., Blue Shield, Lending Home Corporation

345 Montgomery Street	70.0%	—%	—	—	78,000	78,000	—	—

Total 555 California Street		92.0%	$98.90	$162,800	1,821,000	1,821,000	—	$1,200,000

Vornado's Ownership Interest		92.0%	$98.90	$114,000	1,275,000	1,275,000	—	$840,000

________________________________
*    Lease not yet commenced.
**    Term assumes all renewal options exercised, if applicable.
(1)Weighted average escalated annual rent per square foot excludes ground rent, storage rent and garages.
(2)Represents monthly contractual base rent before free rent plus tenant reimbursements multiplied by 12. Annualized escalated rent at share include leases signed but not yet commenced in place of current tenants or vacancy in the same space. Includes rent from storage and other non-selling space and excludes rent from residential units.
(3)Represents the contractual debt obligations.

OTHER SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property		Under Development or Not Available for Lease
						In Service
OTHER:
Virginia:
Rosslyn Plaza
-Office - 4 buildings	46.2%	28.5%	$50.57		736,000	432,000	304,000		Nathan Associates
-Residential - 2 buildings (197 units)	43.7%	98.5%			253,000	253,000	—
	45.6%			$6,000	989,000	685,000	304,000	$25,000

Fashion Centre Mall / Washington Tower
-Office	7.5%	75.0%	57.12		170,000	170,000	—	42,300	The Rand Corporation
-Retail	7.5%	97.0%	37.07		868,000	868,000	—	412,700	Macy's, Nordstrom
	7.5%	93.4%	39.71	53,000	1,038,000	1,038,000	—	455,000

New Jersey:
Wayne Town Center, Wayne (ground leased through 2064)**	100.0%	100.0%	28.58	13,300	690,000	686,000	4,000	—	Costco, Dick's Sporting Goods,
									Nordstrom Rack, UFC FIT

Atlantic City (11.3 acres ground leased through 2070 to VICI Properties for a portion of the Borgata Hotel and Casino complex)	100.0%	100.0%	—	7,700	—	—	—	—	VICI Properties (ground lessee)

Maryland:
Annapolis (ground and building leased through 2042)**	100.0%	100.0%	11.70	1,400	128,000	128,000	—	—	The Home Depot

Total Other		83.5%	$38.66	$81,400	2,845,000	2,537,000	308,000	$480,000

Vornado's Ownership Interest		86.5%	$24.67	$29,200	1,346,000	1,202,000	144,000	$46,728
________________________________
**    Term assumes all renewal options exercised, if applicable.

(1)Weighted average escalated annual rent per square foot excludes ground rent, storage rent, garages and residential.
(2)Represents monthly contractual base rent before free rent plus tenant reimbursements multiplied by 12. Annualized escalated rent at share include leases signed but not yet commenced in place of current tenants or vacancy in the same space. Includes rent from storage and other non-selling space and excludes rent from residential units.
(3)Represents the contractual debt obligations.

INVESTOR INFORMATION

Corporate Officers:
Steven Roth	Chairman of the Board and Chief Executive Officer
Michael J. Franco	President and Chief Financial Officer
Glen J. Weiss	Executive Vice President - Office Leasing - Co-Head of Real Estate
Barry S. Langer	Executive Vice President - Development - Co-Head of Real Estate
Haim Chera	Executive Vice President - Head of Retail
Thomas J. Sanelli	Executive Vice President - Finance and Chief Administrative Officer

RESEARCH COVERAGE

Jeff Spector	Steve Sakwa	Vikram Malhotra
Bank of America/BofA Securities	Evercore ISI	Mizuho Securities (USA) Inc.
646-855-1363	212-446-9462	212-282-3827

Brendan Lynch	Caitlin Burrows	Ronald Kamdem
Barclays Capital	Goldman Sachs	Morgan Stanley
212-526-9428	212-902-4736	212-296-8319

John P. Kim	Dylan Burzinski	Alexander Goldfarb/Connor Mitchell
BMO Capital Markets	Green Street Advisors	Piper Sandler
212-885-4115	949-640-8780	212-466-7937/203-861-7615

Michael Griffin	Anthony Paolone/Ray Zhong	Nicholas Yulico
Citi	JP Morgan	Scotia Capital (USA) Inc
212-816-5871	212-622-6682/212-622-5411	212-225-6904

Floris van Dijkum	Mark Streeter/Ian Snyder	Michael Lewis
Compass Point	JP Morgan Fixed Income	Truist Securities
646-757-2621	212-834-5086/212-834-3798	212-319-5659

Research Coverage - is provided as a service to interested parties and not as an endorsement of any report, or representation as to the accuracy of any information contained therein. Opinions, forecasts and other forward-looking statements expressed in analysts' reports are subject to change without notice.

APPENDIX
DEFINITIONS AND NON-GAAP RECONCILIATIONS

FINANCIAL SUPPLEMENT DEFINITIONS
The financial supplement includes various non-GAAP financial measures. Descriptions of these non-GAAP measures are provided below. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are provided on the following pages.
Net Operating Income ("NOI") at Share and NOI at Share - Cash Basis - NOI at share represents total revenues less operating expenses including our share of partially owned entities. NOI at share - cash basis represents NOI at share adjusted to exclude straight-line rental income and expense, amortization of acquired below and above market leases, accruals for ground rent resets yet to be determined, and other non-cash adjustments. We consider NOI at share to be the primary non-GAAP financial measure for making decisions and assessing the unlevered performance of our segments as it relates to the total return on assets as opposed to the levered return on equity. As properties are bought and sold based on NOI at share - cash basis, we utilize this measure to make investment decisions as well as to compare the performance of our assets to that of our peers. NOI at share and NOI at share - cash basis should not be considered alternatives to net income or cash flow from operations and may not be comparable to similarly titled measures employed by other companies.
Same Store NOI at Share and Same Store NOI at Share - Cash Basis - Same store NOI at share represents NOI at share from operations which are in service in both the current and prior year reporting periods. Same store NOI at share - cash basis is same store NOI at share adjusted to exclude straight-line rental income and expense, amortization of acquired below and above market leases, accruals for ground rent resets yet to be determined, and other non-cash adjustments. We use these non-GAAP measures to (i) facilitate meaningful comparisons of the operational performance of our properties and segments, (ii) make decisions on whether to buy, sell or refinance properties, and (iii) compare the performance of our properties and segments to those of our peers. Same store NOI at share and same store NOI at share - cash basis should not be considered alternatives to net income or cash flow from operations and may not be comparable to similarly titled measures employed by other companies.
Funds From Operations ("FFO") - FFO is computed in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"). NAREIT defines FFO as GAAP net income or loss adjusted to exclude net gains from sales of certain real estate assets, impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity, depreciation and amortization expense from real estate assets and other specified items, including the pro rata share of such adjustments of unconsolidated subsidiaries. FFO and FFO per diluted share are non-GAAP financial measures used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. FFO does not represent cash generated from operating activities and is not necessarily indicative of cash available to fund cash requirements and should not be considered as an alternative to net income as a performance measure or cash flow as a liquidity measure. FFO may not be comparable to similarly titled measures employed by other companies.
Funds Available For Distribution ("FAD") - FAD is defined as FFO less (i) cash basis recurring tenant improvements, leasing commissions and capital expenditures, (ii) straight-line rents and amortization of acquired below-market leases, net, and (iii) other non-cash income, plus (iv) other non-cash charges. FAD is a non-GAAP financial measure that is not intended to represent cash flow and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure that management believes provides useful information regarding the Company's ability to fund its dividends.
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("EBITDAre") - EBITDAre (i.e., EBITDA for real estate companies) is a non-GAAP financial measure established by NAREIT, which may not be comparable to EBITDA reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition. NAREIT defines EBITDAre as GAAP net income or loss, plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property including losses and gains on change of control, plus impairment write-downs of depreciated property and of investments in unconsolidated entities caused by a decrease in value of depreciated property in the joint venture, plus adjustments to reflect the entity's share of EBITDA of unconsolidated entities. The Company has included EBITDAre because it is a performance measure used by other REITs and therefore may provide useful information to investors in comparing Vornado's performance to that of other REITs.

- i -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS TO FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS (unaudited)
(Amounts in thousands, except per share amounts)
	For the Three Months Ended			For the Year Ended December 31,
	December 31,		September 30, 2024
	2024	2023		2024	2023
Reconciliation of net income (loss) attributable to common shareholders to FFO attributable to common shareholders plus assumed conversions (non-GAAP):
Net income (loss) attributable to common shareholders	$1,203	$(61,013)	$(19,154)	$8,275	$43,378
Per diluted share	$0.01	$(0.32)	$(0.10)	$0.04	$0.23

FFO adjustments:
Depreciation and amortization of real property	$101,824	$98,085	$103,190	$399,694	$385,608
Real estate impairment losses	—	22,206	—	—	22,831
Net gains on sale of real estate	—	—	—	(873)	(53,305)
Our share of partially owned entities:
Depreciation and amortization of real property	23,483	27,188	25,091	101,195	108,088
Net gain on sale of real estate	—	—	—	—	(16,545)
Real estate impairment losses	—	50,458	—	—	50,458
FFO adjustments, net	125,307	197,937	128,281	500,016	497,135
Impact of assumed conversion of dilutive convertible securities	358	388	385	1,549	1,642
Noncontrolling interests' share of above adjustments on a dilutive basis	(9,783)	(16,207)	(10,256)	(39,819)	(38,363)
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	117,085	121,105	99,256	470,021	503,792
Add back of FFO allocated to noncontrolling interests of the Operating Partnership	9,890	10,766	8,537	40,563	41,609
FFO attributable to Class A unitholders (non-GAAP)	$126,975	$131,871	$107,793	$510,584	$545,401
FFO per diluted share (non-GAAP)	$0.58	$0.62	$0.50	$2.37	$2.59

- ii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS TO FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS, AS ADJUSTED (unaudited)
(Amounts in thousands, except per share amounts)
	For the Three Months Ended			For the Year Ended December 31,
	December 31,		September 30, 2024
	2024	2023		2024	2023
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	$117,085	$121,105	$99,256	$470,021	$503,792
Per diluted share (non-GAAP)	$0.58	$0.62	$0.50	$2.37	$2.59

Certain expense (income) items that impact FFO attributable to common shareholders plus assumed conversions:
Deferred tax liability on our investment in the Farley Building (held through a taxable REIT subsidiary)	$3,456	$3,526	$4,164	$14,353	$11,722
Credit losses on investments	—	8,269	—	—	8,269
After-tax net gain on sale of 220 CPS condominium units and ancillary amenities	—	(5,786)	—	(13,069)	(11,959)
Our share of the gain on the discounted extinguishment of the 280 Park Avenue mezzanine loan	—	—	—	(31,215)	—
Other	2,104	(3,169)	(365)	5,000	(3,336)
	5,560	2,840	3,799	(24,931)	4,696
Noncontrolling interests' share of above adjustments on a dilutive basis	(433)	(194)	(300)	1,981	(337)
Total of certain expense (income) items that impact FFO attributable to common shareholders plus assumed conversions, net	$5,127	$2,646	$3,499	$(22,950)	$4,359

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP)	$122,212	$123,751	$102,755	$447,071	$508,151
Per diluted share (non-GAAP)	$0.61	$0.63	$0.52	$2.26	$2.61

- iii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS TO FAD (unaudited)
(Amounts in thousands)
		For the Three Months Ended			For the Year Ended December 31,
		December 31,		September 30, 2024
		2024	2023		2024	2023
FFO attributable to common shareholders, plus assumed conversions	(A)	$117,085	$121,105	$99,256	$470,021	$503,792

Adjustments to arrive at FAD (at Vornado's share):
Certain items that impact FAD		5,560	2,840	3,799	(24,931)	4,696
Recurring tenant improvements, leasing commissions and other capital expenditures		(55,350)	(74,181)	(55,038)	(203,955)	(238,401)
Stock-based compensation expense		7,359	9,954	6,544	30,172	43,201
Amortization of debt issuance costs and other non-cash interest expense		13,280	13,881	14,493	62,252	41,895
Personal property depreciation		1,532	1,412	1,917	6,321	5,661
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other		(8,378)	121	6,807	(3,663)	(3,377)
Noncontrolling interests in the Operating Partnership's share of above adjustments		2,946	3,133	1,769	11,017	10,456
FAD adjustments, net	(B)	(33,051)	(42,840)	(19,709)	(122,787)	(135,869)

FAD (non-GAAP)	(A+B)	$84,034	$78,265	$79,547	$347,234	$367,923

FAD payout ratio (1)		180.5%	75.0%	N/A	42.3%	35.7%
________________________________
(1)FAD payout ratios on a quarterly basis are not necessarily indicative of amounts for the full year due to fluctuation in timing of cash expenditures, the commencement of new leases and the seasonality of our operations.

- iv -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME (LOSS) TO NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS (unaudited)
(Amounts in thousands)

	For the Three Months Ended			For the Year Ended December 31,
	December 31,		September 30, 2024
	2024	2023		2024	2023
Net income (loss)	$5,758	$(100,613)	$(19,468)	$20,116	$32,888
Depreciation and amortization expense	113,061	110,197	116,006	447,500	434,273
General and administrative expense	36,637	46,040	35,511	148,520	162,883
Transaction related costs, impairment losses and other	1,341	49,190	(113)	5,242	50,691
(Income) loss from partially owned entities	(30,007)	33,518	(18,229)	(112,464)	(38,689)
Interest and other investment income, net	(11,348)	(5,833)	(12,391)	(45,974)	(43,287)
Interest and debt expense	100,483	87,695	100,907	390,269	349,223
Net gains on disposition of wholly owned and partially owned assets	—	(6,607)	—	(16,048)	(71,199)
Income tax expense	5,822	8,374	4,883	22,729	29,222
NOI from partially owned entities	73,270	74,819	67,292	279,229	285,761
NOI attributable to noncontrolling interests in consolidated subsidiaries	(10,051)	(9,684)	(8,907)	(39,367)	(48,553)
NOI at share	284,966	287,096	265,491	1,099,752	1,143,213
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	(8,378)	121	6,807	(3,663)	(3,377)
NOI at share - cash basis	$276,588	$287,217	$272,298	$1,096,089	$1,139,836
- v -

NON-GAAP RECONCILIATIONS COMPONENTS OF NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS (unaudited)
(Amounts in thousands)

	For the Three Months Ended December 31,
	Total Revenues		Operating Expenses		NOI		Non-cash Adjustments(1)		NOI - cash basis
	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023
New York	$383,702	$361,105	$(194,195)	$(182,600)	$189,507	$178,505	$(8,222)	$1,125	$181,285	$179,630
Other	74,088	80,781	(41,848)	(37,325)	32,240	43,456	7,543	1,035	39,783	44,491
Consolidated total	457,790	441,886	(236,043)	(219,925)	221,747	221,961	(679)	2,160	221,068	224,121
Noncontrolling interests' share in consolidated subsidiaries	(53,503)	(56,232)	43,452	46,548	(10,051)	(9,684)	(5,175)	(5,846)	(15,226)	(15,530)
Our share of partially owned entities	122,859	125,846	(49,589)	(51,027)	73,270	74,819	(2,524)	3,807	70,746	78,626
Vornado's share	$527,146	$511,500	$(242,180)	$(224,404)	$284,966	$287,096	$(8,378)	$121	$276,588	$287,217

	For the Three Months Ended September 30, 2024
	Total Revenues	Operating Expenses	NOI	Non-cash Adjustments(1)	NOI - cash basis
New York	$362,483	$(194,927)	$167,556	$9,437	$176,993
Other	80,772	(41,222)	39,550	4,437	43,987
Consolidated total	443,255	(236,149)	207,106	13,874	220,980
Noncontrolling interests' share in consolidated subsidiaries	(51,121)	42,214	(8,907)	(6,708)	(15,615)
Our share of partially owned entities	116,720	(49,428)	67,292	(359)	66,933
Vornado's share	$508,854	$(243,363)	$265,491	$6,807	$272,298

	For the Year Ended December 31,
	Total Revenues		Operating Expenses		NOI		Non-cash Adjustments(1)		NOI - cash basis
	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023
New York	$1,471,997	$1,452,158	$(766,347)	$(733,478)	$705,650	$718,680	$3,990	$11,246	$709,640	$729,926
Other	315,689	359,005	(161,449)	(171,680)	154,240	187,325	17,803	4,406	172,043	191,731
Consolidated total	1,787,686	1,811,163	(927,796)	(905,158)	859,890	906,005	21,793	15,652	881,683	921,657
Noncontrolling interests' share in consolidated subsidiaries	(210,144)	(235,255)	170,777	186,702	(39,367)	(48,553)	(23,291)	(26,356)	(62,658)	(74,909)
Our share of partially owned entities	477,825	478,956	(198,596)	(193,195)	279,229	285,761	(2,165)	7,327	277,064	293,088
Vornado's share	$2,055,367	$2,054,864	$(955,615)	$(911,651)	$1,099,752	$1,143,213	$(3,663)	$(3,377)	$1,096,089	$1,139,836
________________________________
(1)Includes adjustments for straight-line rents, amortization of acquired below-market leases, net and other.
- vi -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE THREE MONTHS ENDED DECEMBER 31, 2024 COMPARED TO DECEMBER 31, 2023 (unaudited)
(Amounts in thousands)

	Total	New York	THE MART	555 California Street	Other
NOI at share for the three months ended December 31, 2024	$284,966	$257,040	$6,168	$15,854	$5,904
Less NOI at share from:
Dispositions	(55)	(55)	—	—	—
Development properties	(5,627)	(5,627)	—	—	—
Other non-same store income, net	(16,576)	(10,546)	—	(126)	(5,904)
Same store NOI at share for the three months ended December 31, 2024	$262,708	$240,812	$6,168	$15,728	$—

NOI at share for the three months ended December 31, 2023	$287,096	$247,575	$14,516	$18,125	$6,880
Less NOI at share from:
Dispositions	(532)	(542)	10	—	—
Development properties	(2,684)	(2,684)	—	—	—
Other non-same store income, net	(8,669)	(1,789)	—	—	(6,880)
Same store NOI at share for the three months ended December 31, 2023	$275,211	$242,560	$14,526	$18,125	$—

Decrease in same store NOI at share	$(12,503)	$(1,748)	$(8,358)	$(2,397)	$—

% decrease in same store NOI at share	(4.5)%	(0.7)%	(57.5)%	(13.2)%	0.0%
- vii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE THREE MONTHS ENDED DECEMBER 31, 2024 COMPARED TO DECEMBER 31, 2023 (unaudited)
(Amounts in thousands)

	Total	New York	THE MART	555 California Street	Other
NOI at share - cash basis for the three months ended December 31, 2024	$276,588	$241,933	$10,550	$18,138	$5,967
Less NOI at share - cash basis from:
Dispositions	(55)	(55)	—	—	—
Development properties	(1,664)	(1,664)	—	—	—
Other non-same store income, net	(11,397)	(5,287)	—	(143)	(5,967)
Same store NOI at share - cash basis for the three months ended December 31, 2024	$263,472	$234,927	$10,550	$17,995	$—

NOI at share - cash basis for the three months ended December 31, 2023	$287,217	$246,429	$15,511	$18,265	$7,012
Less NOI at share - cash basis from:
Dispositions	(532)	(542)	10	—	—
Development properties	(2,518)	(2,518)	—	—	—
Other non-same store income, net	(10,149)	(3,137)	—	—	(7,012)
Same store NOI at share - cash basis for the three months ended December 31, 2023	$274,018	$240,232	$15,521	$18,265	$—

Decrease in same store NOI at share - cash basis	$(10,546)	$(5,305)	$(4,971)	$(270)	$—

% decrease in same store NOI at share - cash basis	(3.8)%	(2.2)%	(32.0)%	(1.5)%	0.0%
- viii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE YEAR ENDED DECEMBER 31, 2024 COMPARED TO DECEMBER 31, 2023 (unaudited)
(Amounts in thousands)

	Total	New York	THE MART	555 California Street	Other
NOI at share for the year ended December 31, 2024	$1,099,752	$961,910	$51,686	$64,963	$21,193
Less NOI at share from:
Dispositions	(1,499)	(1,509)	10	—	—
Development properties	(35,182)	(35,182)	—	—	—
Other non-same store income, net	(34,735)	(13,416)	—	(126)	(21,193)
Same store NOI at share for the year ended December 31, 2024	$1,028,336	$911,803	$51,696	$64,837	$—

NOI at share for the year ended December 31, 2023	$1,143,213	$977,569	$61,519	$82,965	$21,160
Less NOI at share from:
Dispositions	(2,321)	(3,677)	1,356	—	—
Development properties	(16,310)	(16,310)	—	—	—
Other non-same store income, net	(21,589)	(429)	—	—	(21,160)
Same store NOI at share for the year ended December 31, 2023	$1,102,993	$957,153	$62,875	$82,965	$—

Decrease in same store NOI at share	$(74,657)	$(45,350)	$(11,179)	$(18,128)	$—

% decrease in same store NOI at share	(6.8)%	(4.7)%	(17.8)%	(21.9)%	0.0%
- ix -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE YEAR ENDED DECEMBER 31, 2024 COMPARED TO DECEMBER 31, 2023 (unaudited)
(Amounts in thousands)

	Total	New York	THE MART	555 California Street	Other
NOI at share - cash basis for the year ended December 31, 2024	$1,096,089	$944,022	$57,235	$74,621	$20,211
Less NOI at share - cash basis from:
Dispositions	(1,499)	(1,509)	10	—	—
Development properties	(21,561)	(21,561)	—	—	—
Other non-same store income, net	(31,681)	(11,327)	—	(143)	(20,211)
Same store NOI at share - cash basis for the year ended December 31, 2024	$1,041,348	$909,625	$57,245	$74,478	$—

NOI at share - cash basis for the year ended December 31, 2023	$1,139,836	$969,869	$62,579	$85,819	$21,569
Less NOI at share - cash basis from:
Dispositions	(2,664)	(4,138)	1,474	—	—
Development properties	(15,519)	(15,519)	—	—	—
Other non-same store income, net	(30,737)	(9,168)	—	—	(21,569)
Same store NOI at share - cash basis for the year ended December 31, 2023	$1,090,916	$941,044	$64,053	$85,819	$—

Decrease in same store NOI at share - cash basis	$(49,568)	$(31,419)	$(6,808)	$(11,341)	$—

% decrease in same store NOI at share - cash basis	(4.5)%	(3.3)%	(10.6)%	(13.2)%	0.0%
- x -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE THREE MONTHS ENDED DECEMBER 31, 2024 COMPARED TO SEPTEMBER 30, 2024 (unaudited)
(Amounts in thousands)

	Total	New York	THE MART	555 California Street	Other
NOI at share for the three months ended December 31, 2024	$284,966	$257,040	$6,168	$15,854	$5,904
Less NOI at share from:
Dispositions	(55)	(55)	—	—	—
Development properties	(12,427)	(12,427)	—	—	—
Other non-same store income, net	(15,497)	(9,467)	—	(126)	(5,904)
Same store NOI at share for the three months ended December 31, 2024	$256,987	$235,091	$6,168	$15,728	$—

NOI at share for the three months ended September 30, 2024	$265,491	$229,588	$14,972	$15,780	$5,151
Less NOI at share from:
Dispositions	(25)	(29)	4	—	—
Development properties	(11,959)	(11,959)	—	—	—
Other non-same store income, net	(6,437)	(1,286)	—	—	(5,151)
Same store NOI at share for the three months ended September 30, 2024	$247,070	$216,314	$14,976	$15,780	$—

Increase (decrease) in same store NOI at share	$9,917	$18,777	$(8,808)	$(52)	$—

% increase (decrease) in same store NOI at share	4.0%	8.7%	(58.8)%	(0.3)%	0.0%
- xi -

NON-GAAP RECONCILIATIONS

RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE THREE MONTHS ENDED DECEMBER 31, 2024 COMPARED TO SEPTEMBER 30, 2024 (unaudited)

	Total	New York	THE MART	555 California Street	Other
NOI at share - cash basis for the three months ended December 31, 2024	$276,588	$241,933	$10,550	$18,138	$5,967
Less NOI at share - cash basis from:
Dispositions	(55)	(55)	—	—	—
Development properties	(7,666)	(7,666)	—	—	—
Other non-same store income, net	(10,263)	(4,153)	—	(143)	(5,967)
Same store NOI at share - cash basis for the three months ended December 31, 2024	$258,604	$230,059	$10,550	$17,995	$—

NOI at share - cash basis for the three months ended September 30, 2024	$272,298	$233,461	$14,901	$19,589	$4,347
Less NOI at share - cash basis from:
Dispositions	(25)	(29)	4	—	—
Development properties	(6,574)	(6,574)	—	—	—
Other non-same store income, net	(7,160)	(2,813)	—	—	(4,347)
Same store NOI at share - cash basis for the three months ended September 30, 2024	$258,539	$224,045	$14,905	$19,589	$—

Increase (decrease) in same store NOI at share - cash basis	$65	$6,014	$(4,355)	$(1,594)	$—

% increase (decrease) in same store NOI at share - cash basis	0.0%	2.7%	(29.2)%	(8.1)%	0.0%
- xii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF CONSOLIDATED DEBT, NET TO CONSOLIDATED CONTRACTUAL DEBT (unaudited)
(Amounts in thousands)

	As of December 31, 2024
	Consolidated Debt, Net	Deferred Financing Costs, Net and Other	Consolidated Contractual Debt
Mortgages payable	$5,676,014	$31,162	$5,707,176
Senior unsecured notes	1,195,914	4,086	1,200,000
$800 Million unsecured term loan	795,948	4,052	800,000
$2.2 Billion unsecured revolving credit facilities	575,000	—	575,000
	$8,242,876	$39,300	$8,282,176
- xiii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME (LOSS) TO EBITDAre (unaudited)
(Amounts in thousands)

	For the Three Months Ended			For the Year Ended December 31,
	December 31,		September 30, 2024
	2024	2023		2024	2023
Reconciliation of net income (loss) to EBITDAre (non-GAAP):
Net income (loss)	$5,758	$(100,613)	$(19,468)	$20,116	$32,888
Less net loss attributable to noncontrolling interests in consolidated subsidiaries	11,107	49,717	14,152	51,131	75,967
Net income (loss) attributable to the Operating Partnership	16,865	(50,896)	(5,316)	71,247	108,855
EBITDAre adjustments at share:
Depreciation and amortization expense	126,839	126,685	130,198	507,210	499,357
Interest and debt expense	121,875	114,727	125,737	458,100	458,400
Income tax expense	5,381	8,589	5,056	23,445	30,465
Real estate impairment losses	—	72,664	—	—	73,289
Net gains on sale of real estate	—	—	—	(873)	(72,955)
EBITDAre at share	270,960	271,769	255,675	1,059,129	1,097,411
EBITDAre attributable to noncontrolling interests in consolidated subsidiaries	10,819	(3,157)	9,574	42,125	39,405
EBITDAre (non-GAAP)	$281,779	$268,612	$265,249	$1,101,254	$1,136,816
- xiv -

NON-GAAP RECONCILIATIONS RECONCILIATION OF EBITDAre TO EBITDAre, AS ADJUSTED (unaudited)
(Amounts in thousands)
	For the Three Months Ended			For the Year Ended December 31,
	December 31,		September 30, 2024
	2024	2023		2024	2023
EBITDAre (non-GAAP)	$281,779	$268,612	$265,249	$1,101,254	$1,136,816

EBITDAre attributable to noncontrolling interests in consolidated subsidiaries	(10,819)	3,157	(9,574)	(42,125)	(39,405)

Certain expense (income) items that impact EBITDAre:
Gain on sale of 220 CPS condominium units and ancillary amenities	—	(6,607)	—	(15,175)	(14,127)
Other	1,732	2,915	(737)	5,366	(1,952)
Total of certain expense (income) items that impact EBITDAre	1,732	(3,692)	(737)	(9,809)	(16,079)

EBITDAre, as adjusted (non-GAAP)	$272,692	$268,077	$254,938	$1,049,320	$1,081,332

- xv -